            [LOGO OF EXCELSIOR TAX-EXEMPT FUNDS INC. APPEARS HERE]


                      TAX-EXEMPT FIXED INCOME PORTFOLIOS


                                 ANNUAL REPORT

                                MARCH 31, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS.....................................................   1
ADVISER'S FIXED INCOME MARKET REVIEW.......................................   2
ADVISER'S INVESTMENT REVIEWS
  Short-Term Tax-Exempt Securities Fund....................................   3
  Intermediate-Term Tax-Exempt Fund........................................   4
  New York Intermediate-Term Tax-Exempt Fund...............................   5
  Long-Term Tax-Exempt Fund................................................   6
  California Tax-Exempt Income Fund........................................   7
STATEMENTS OF ASSETS AND LIABILITIES.......................................   8
STATEMENTS OF OPERATIONS...................................................   9
STATEMENTS OF CHANGES IN NET ASSETS........................................  10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS.................  12
PORTFOLIOS OF INVESTMENTS
  Tax-Exempt Money Fund....................................................  14
  Short-Term Tax-Exempt Securities Fund....................................  19
  Intermediate-Term Tax-Exempt Fund........................................  21
  New York Intermediate-Term Tax-Exempt Fund...............................  23
  Long-Term Tax-Exempt Fund................................................  25
  California Tax-Exempt Income Fund........................................  27
NOTES TO FINANCIAL STATEMENTS..............................................  32
INDEPENDENT AUDITORS' REPORT...............................................  39
FEDERAL TAX INFORMATION....................................................  40

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-
  446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

rProspectuses containing more complete information including charges and expenses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY OF CONNECTICUT, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the annual report for Excelsior Tax-Exempt Funds, Inc. Fiscal 1998 was an exciting year in the financial markets as a whole and for the fund family. Highlights included exceptional performance by many of the funds, the reconfiguration of some of our existing equity funds, and the commencement of several new fund offerings.

During the year, we introduced the Large Cap Growth Fund, Real Estate Fund and Emerging Markets Fund. These funds provide access to important asset classes and subclasses not previously offered by Excelsior. As always, we will continue to evaluate the current Excelsior funds and will consider expanding our offerings to help you meet your financial goals.

Buoyed by low interest rates and the lack of inflationary pressures, corporate profits continued to grow. These factors combined to produce another year of extraordinary returns on domestic equity investments. They also combined to constrain returns on fixed-income investments to modest levels. International markets were mixed, with strong returns in Europe, moderate Latin American returns and down markets in Asia, brought on by a weakened economic environment and currency devaluations in several countries.

The financial markets will present many challenges and opportunities during the coming year. Fiscal policy has continued to be effective in keeping inflation under control. We remain cautiously optimistic regarding the domestic equity markets. International markets, as a whole, remain attractive. A close watch will be required in Asia, as efforts are made to right their recent economic woes. I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles to respond to economic environment and to meet your investment objectives.

                                          /s/ Frederick S. Wonham
                                          -----------------------
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                      ADVISER'S FIXED INCOME MARKET REVIEW
--------------------------------------------------------------------------------

  Through much of the fiscal year ended March 31, 1998, the market was divided between two camps--one believing in a new paradigm of low inflation and the other suspecting that the traditional business cycle would once again reassert itself.

  The bond market actually began fiscal 1998 on a down note due to a monthly economic report which registered a greater-than-expected rise in wages and a drop in the unemployment rate. Upon news of stronger-than-anticipated retail sales a week later, the 30-year Treasury bond's yield quickly shot up to 7.125% as market participants began to expect that strong demand would force the Federal Reserve to raise rates.

  The release of the Consumer Price Index in mid-April, however, rallied the market. Contrary to expectations, strong demand was not pushing up inflation. Price increases were smaller than anticipated. Continued gains in productivity and some economic weakness overseas appeared to be helping to keep domestic and worldwide inflation at bay. U.S. workers continued to seek job security more than wage increases during this period. Through April, inflation had yet to appear, and the long Treasury bond's yield finally dropped below 7%.

  The market received more good news at the beginning of May when it was announced that the President and Congress had come to an agreement to balance the federal budget by the year 2002. More good news came about a week later when Federal Reserve Chairman Greenspan hinted that the Federal Open Market Committee (FOMC) might not raise rates soon. This became a reality when the FOMC left rates unchanged following their meeting later that month.

  Despite their volatility, yields continued to decline quite substantially through the first half of the fiscal year, and seemed about to head higher until the fiscal third quarter, when attention shifted to mounting economic crisis in Asia. Concern then turned away from the specter of inflation toward the deflation that could result from the Asian crisis.

  In fact, in the early weeks of the fiscal fourth quarter, rates declined sharply as the Asian economic crisis took a turn for the worse and talk of global recession mounted. Suspicions that the Federal Reserve might ease grew, and yields tumbled in response. The 30-year T-bond yield fell to 5.66%, a twenty-year low, amid expectations that the economy would slow. But as the quarter progressed, the U.S. economy's undiminished strength appeared to dominate investors' thinking, and interest rates edged upward again. By early March, the 30-year T-bond yield had climbed as high as 6.07%, before drifting lower. In fact, had it not been for the Asian crisis, the Fed might actually have been prompted to raise rates in the period.

  As a result, bond yields finished the fiscal fourth quarter essentially where they began it. At the long end of the spectrum, U.S. bond yields were flat or slightly higher; the yield on the 30-year Treasury bond, for example, ended the quarter at 5.97%, up slightly from 5.92% at the start of the quarter. Most investors in these issues had to be content to earn their returns solely from the coupon--which, in any event, proved a better option than owning cash. Yields on shorter-term U.S. securities, however, generally ended the quarter marginally lower, with the one-year Treasury note at 5.43%, down from 5.55% at the beginning of the quarter.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                     SHORT-TERM TAX-EXEMPT SECURITIES FUND
-------------------------------------------------------------------------------

Given the uncertain outlook for the economy and inflation during fiscal 1998, we chose to remain neutral and maintain a fully invested portfolio of high quality general obligation and revenue bonds throughout the year. Although opportunities for yield pickup at the short end of the market remained few, the Fund remained fully invested in high-quality municipal securities with an average maturity of 2.5 years. This was slightly lower than the maximum maturity permitted under the Fund's guidelines and accurately reflected our continued neutral view of the market. For the fiscal year ended March 31, 1998, the Fund achieved a total return of 5.01%.* The Fund's cumulative total return for the five years ended March 31, 1998 was 21.61.*

                             [GRAPH APPEARS HERE]

                    Short-Term Tax-Exempt         Lehman Brothers 3 Yr.
  Date                Securities Fund               Muni Bond Index**
  ----                ---------------               -----------------
 12/31/92                 10000                           10000
  3/31/93                 10165                           10203
31-Mar-94                 10425                           10480
31-Mar-95                 10784                           11000
31-Mar-96                 11369                           11710
31-Mar-97                 11773                           12210
31-Mar-98                 12363                           12960



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Short-Term Tax-Exempt Securities Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in three years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                       INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

Reflecting our neutral view of the market given the uncertain outlook for the economy and inflation, we remained essentially fully invested and well diversified in high-quality "essential-service" revenue bonds as well as state general obligation bonds and maintained an average maturity of eight years--at least through the first three fiscal quarters of 1998. We headed into the final fiscal quarter with modest cash levels, most of which we put to work in higher-yielding 8- to 10-year noncallable municipal securities. This raised the average maturity of the portfolio slightly, though we remained comfortably below the maximum maturity allowable. Maintaining an essentially neutral strategy worked well, allowing the Fund to complete the fiscal year ended March 31, 1998, with a total return of 8.81%,* and ranking 39 out of 140 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category** for the same period. The Fund has performed well long-term, ranking 14 and 10 among 119 and 23 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1998, with cumulative total returns of 34.43%* and 99.76%,* respectively.

                             [GRAPH APPEARS HERE]

                Intermediate-Term       Lehman Brothers 5 Yr. Municipal
  Date           Tax-Exempt Fund              G.O. Bond Index***
  ----           ---------------              ------------------
31-Mar-88             10000                         10000
31-Mar-89             10558                         10190
31-Mar-90             11344                         11170
31-Mar-91             12272                         12180
31-Mar-92             13304                         13250
31-Mar-93             14860                         14610
31-Mar-94             15244                         14970
31-Mar-95             16210                         15870
31-Mar-96             17556                         17070
31-Mar-97             18359                         17780
 3/31/98              19976                         19180

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Intermediate-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers 5 year Municipal G.O. Bond Index is an unmanaged total return performance benchmark for investment-grade tax-exempt government obligation bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

Throughout the year, we remained essentially fully invested in high quality New York bonds and a small amount of high quality non-New York issues and maintained an average maturity of eight years. We did begin the fourth fiscal quarter with modest cash levels, however, and though we weren't overly aggressive, we did get fully invested, putting our cash to work in higher yielding securities in the 8- to 10-year maturity range. We note that Fund performance was aided by some of our shorter-maturity holdings, which outperformed in the period. For the fiscal year ended March 31, 1998, the Fund posted a total return of 8.35%.* For the five year period ended March 31, 1998, the fund posted a cumulative total return of 30.55%.*

                             [GRAPH APPEARS HERE]

                 New York Intermediate-         Lehman 5-Yr
  Date           Term Tax-Exempt Fund         Muni Bond Index**
  ----           -------------------          -----------------
 5/31/90               10000                       10000
 3/31/91               10754                       10797
 3/31/92               11552                       11775
 3/31/93               12623                       12997
 3/31/94               12988                       13660
 3/31/95               13638                       14150
 3/31/96               14561                       15180
 3/31/97               15210                       15810
 3/31/98               16480                       17020


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX.
  The above illustration compares a $10,000 investment made in New York Intermediate-Term Tax-Exempt Fund and a broad-based index since 5/31/90 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged total return performance benchmark for investment-grade tax exempt bonds maturing in five years, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Lehman Brothers.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                           LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------------------

During fiscal 1998, given continued uncertainty regarding the outlook for the economy and inflation, we maintained an essentially neutral stance regarding portfolio strategy. During the first half of the year, we raised cash and shortened maturities, neutralizing the Fund relative to its Lehman benchmark. In the fiscal third quarter, feeling that interest rates had already dropped substantially, we retained a cash position of approximately 20% and reduced the duration of the Fund. During the final quarter, we put two thirds of the cash to work in longer-term municipal securities, finishing the quarter at roughly 6%-7% cash reserves. In retrospect, the strategy proved sound, as the Fund finished the fiscal year ended March 31, 1998, with a total return of 12.18%* and ranking 16 out of 237 funds, based on total return, in the Lipper General Municipal Debt Fund category.** The Fund's long-term performance has been excellent as well, ranking second and first among 120 and 71 funds, respectively, in the same Lipper category for the five and ten years ended March 31, 1998, with cumulative total returns of 47.05%* and 150.73%,* respectively.

                             [GRAPH APPEARS HERE]
                                             Lehman Brothers Current
  Date       Long Term Tax-Exempt Fund          Muni Bond Index**
  ----       -------------------------          -----------------
 3/31/88             10000                             10000
 3/31/89             11014                             10670
 3/31/90             12189                             11720
 3/31/91             13372                             12830
 3/31/92             14655                             14090
 3/31/93             17051                             15900
 3/31/94             17457                             16120
 3/31/95             19379                             17120
 3/31/96             21192                             18400
 3/31/97             22351                             19340
 3/31/98             25073                             21330


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND SOME INVESTORS MAY BE SUBJECT TO CERTAIN STATE AND LOCAL TAXES.
  The above illustration compares a $10,000 investment made in Long-Term Tax-Exempt Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested.
  The Fund's performance takes into account fees and expenses. The Lehman Brothers Current Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected as representative of the market. The Index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
*** Source: Lehman Brothers.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                       CALIFORNIA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------

The tax-exempt market was very strong through the first three quarters of the fiscal year ended March 31, 1998. Yields fell as investors, convinced inflation was under control, stepped into the market. California tax-exempt bonds followed the rest of the market but witnessed an increase in the supply of bonds during the second and third quarters as many municipalities took advantage of lower rates to refinance debt obligations. The final quarter of the fiscal year displayed some weekly volatility as domestic economic strength and Asian weakness vied for center stage. By quarter's end, however, yields on intermediate bonds were relatively unchanged from the beginning of the quarter. We remained fully invested in high quality, California municipal bonds with a target average maturity of 5 years. Our strategy continues to be to distribute securities across a range of short to intermediate maturities which offers our shareholders the benefits of liquidity, as well as reinvestment opportunities. In general, we emphasize high quality credits which will not be negatively impacted by the deregulatory trends in the power industry or by California's Proposition 218. The Fund's total return of 7.42%* for the fiscal year ended March 31, 1998, demonstrates its ability to participate in strong markets while providing protection against downside risks.

                             [GRAPH APPEARS HERE]

               California Tax-Exempt          Merrill Lynch 3-7 Year
  Date             Income Fund                   Municipal Index**
  ----             -----------                   -----------------
 10/1/96              10000                           10000
12/31/96              10128                           10200
 3/31/97              10105                           10190
 6/30/97              10354                           10450
 9/30/97              10574                           10670
12/31/97              10708                           10860
 3/31/98              10855                           10980


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. A PORTION OF THE FUND'S INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX.
  The above illustration compares a $10,000 investment made in California Tax-Exempt Income Fund and a broad-based index since 10/1/96 (inception date). All dividends and capital gain distributions are reinvested.
  The Fund invests primarily in California municipal securities and its performance takes into account fees and expenses. The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principle amount having a Moody's investment grade rating and maturities of three to seven years. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Merrill Lynch.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1998

                                                                          NEW YORK
                                            SHORT-TERM   INTERMEDIATE-  INTERMEDIATE-                CALIFORNIA
                              TAX-EXEMPT    TAX-EXEMPT       TERM           TERM        LONG-TERM    TAX-EXEMPT
                                MONEY       SECURITIES    TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT     INCOME
                                 FUND          FUND          FUND           FUND           FUND         FUND
                            --------------  -----------  -------------  -------------  ------------  -----------
  ASSETS:
   Investments, at cost-
    see accompanying
    portfolios............  $1,460,119,976  $42,606,556  $265,410,829   $144,768,393   $139,553,434  $31,443,717
                            ==============  ===========  ============   ============   ============  ===========
   Investments, at value
    (Note 1)..............  $1,460,119,976  $42,972,352  $278,603,400   $149,219,257   $147,895,480  $32,124,449
   Cash...................           7,115           38           --             --              14       12,182
   Interest receivable....       7,962,247      594,188     3,900,150      1,654,891      2,273,414      451,939
   Receivable for fund
    shares sold...........             --           --            --       1,700,070         57,631          --
   Receivable due from
    investment adviser....             --           --            --             --             --        87,473
   Prepaid expenses.......          52,400        2,019        12,004          5,545          6,060        1,461
   Unamortized
    organization costs
    (Note 5)..............             --           --            --             --             --        22,036
                            --------------  -----------  ------------   ------------   ------------  -----------
   TOTAL ASSETS...........   1,468,141,738   43,568,597   282,515,554    152,579,763    150,232,599   32,699,540
  LIABILITIES:
   Payable for dividends
    declared..............       3,495,534      129,970       964,281        419,868        539,205      104,658
   Payable for fund shares
    redeemed..............             --           --            --           6,000         57,905          --
   Payable for investments
    purchased.............      67,444,700    1,063,467    10,379,944     20,759,889            --           --
   Investment advisory
    fees payable (Note
    2)....................         227,281       10,009        66,807         49,513         48,212          --
   Administration fees
    payable (Note 2)......         184,151        4,480        38,150         17,675         17,292        4,078
   Administrative service
    fees payable (Note
    2)....................          55,331        2,286        12,487          3,367          7,401       10,172
   Directors' fees payable
    (Note 2)..............          23,471          962         5,342          2,626          2,645          526
   Due to custodian bank..             --           --             42             27            --           --
   Accrued expenses and
    other payables........         180,226       11,946        32,664         27,043         24,774       14,291
                            --------------  -----------  ------------   ------------   ------------  -----------
   TOTAL LIABILITIES......      71,610,694    1,223,120    11,499,717     21,286,008        697,434      133,725
                            --------------  -----------  ------------   ------------   ------------  -----------
  NET ASSETS..............  $1,396,531,044  $42,345,477  $271,015,837   $131,293,755   $149,535,165  $32,565,815
                            ==============  ===========  ============   ============   ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $           12  $      (121) $        --    $        (32)  $     55,607  $       --
   Accumulated net
    realized gain (loss)
    on investments........        (136,156)    (562,887)   (1,708,737)      (283,646)       (49,489)      13,541
   Unrealized appreciation
    of investments........             --       365,796    13,192,571      4,450,864      8,342,046      680,732
   Par value (Note 4).....       1,396,918        5,958        28,580         14,940         14,908        4,535
   Paid in capital in
    excess of par value...   1,395,270,270   42,536,731   259,503,423    127,111,629    141,172,093   31,867,007
                            --------------  -----------  ------------   ------------   ------------  -----------
  TOTAL NET ASSETS........  $1,396,531,044  $42,345,477  $271,015,837   $131,293,755   $149,535,165  $32,565,815
                            ==============  ===========  ============   ============   ============  ===========
  Shares of Common Stock
   Outstanding............   1,396,917,742    5,957,618    28,580,318     14,940,460     14,908,458    4,534,713
  NET ASSET VALUE PER
   SHARE..................           $1.00        $7.11         $9.48          $8.79         $10.03        $7.18
                                     =====        =====         =====          =====         ======        =====

                      See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1998

                                                                        NEW YORK
                                            SHORT-TERM  INTERMEDIATE- INTERMEDIATE-              CALIFORNIA
                               TAX-EXEMPT   TAX-EXEMPT      TERM          TERM       LONG-TERM   TAX-EXEMPT
                                  MONEY     SECURITIES   TAX-EXEMPT    TAX-EXEMPT   TAX-EXEMPT     INCOME
                                  FUND         FUND         FUND          FUND         FUND         FUND
                               -----------  ----------  ------------- ------------- -----------  ----------
  INVESTMENT INCOME:
   Interest income...........  $43,478,393  $1,790,752   $12,712,543   $5,587,962   $ 6,527,086  $1,137,948
                               -----------  ----------   -----------   ----------   -----------  ----------
  EXPENSES:
   Investment advisory fees
    (Note 2).................    2,953,178     123,368       879,660      583,250       634,757     129,359
   Administration fees (Note
    2).......................    1,807,345      62,917       384,537      178,474       194,236      39,584
   Administrative servicing
    fees (Note 2)............      627,413      24,462       134,309       33,519        94,008      91,274
   Shareholder servicing
    agent fees...............       26,840       9,814        18,978        9,632        32,428      15,226
   Custodian fees............      306,833      12,029        63,139       29,696        33,567       7,881
   Registration and filing
    fees.....................       18,033      13,054        15,785          --          7,298         724
   Legal and audit fees......      169,679       6,312        36,879       13,454        14,922       7,849
   Directors' fees and ex-
    penses (Note 2)..........       95,729       3,495        20,730        7,316         6,258       2,031
   Shareholder reports.......       43,588       3,272        18,989        4,586         6,649      13,329
   Amortization of organiza-
    tion costs (Note 5)......          --        3,171           --           --            --        6,289
   Miscellaneous expenses....      162,951       5,268        25,561        5,643         6,322       8,049
                               -----------  ----------   -----------   ----------   -----------  ----------
   TOTAL EXPENSES............    6,211,589     267,162     1,598,567      865,570     1,030,445     321,595
   Fees waived and reimbursed
    by investment adviser and
    administrators (Note 2)..     (627,413)    (24,462)     (134,309)     (33,519)      (94,008)   (192,412)
                               -----------  ----------   -----------   ----------   -----------  ----------
   NET EXPENSES..............    5,584,176     242,700     1,464,258      832,051       936,437     129,183
                               -----------  ----------   -----------   ----------   -----------  ----------
  NET INVESTMENT INCOME......   37,894,217   1,548,052    11,248,285    4,755,911     5,590,649   1,008,765
                               -----------  ----------   -----------   ----------   -----------  ----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss)
    on security transac-
    tions....................      (24,067)     74,408     3,134,713    1,166,547     1,490,047      14,150
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................          --      350,314     6,670,419    3,269,041     6,969,186     786,139
                               -----------  ----------   -----------   ----------   -----------  ----------
  NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS................      (24,067)    424,722     9,805,132    4,435,588     8,459,233     800,289
                               -----------  ----------   -----------   ----------   -----------  ----------
  NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..  $37,870,150  $1,972,774   $21,053,417   $9,191,499   $14,049,882  $1,809,054
                               ===========  ==========   ===========   ==========   ===========  ==========

                      See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            NEW YORK
                                              SHORT-TERM   INTERMEDIATE-  INTERMEDIATE-                CALIFORNIA
                                TAX-EXEMPT    TAX-EXEMPT       TERM           TERM        LONG-TERM    TAX-EXEMPT
                                  MONEY       SECURITIES    TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT     INCOME
                                   FUND          FUND          FUND           FUND           FUND         FUND*
                              --------------  -----------  -------------  -------------  ------------  -----------
  YEAR ENDED MARCH 31, 1998
  Net investment income.....  $   37,894,217  $ 1,548,052  $ 11,248,285   $  4,755,911   $  5,590,649  $ 1,008,765
  Net realized gain (loss)
   on investments...........         (24,067)      74,408     3,134,713      1,166,547      1,490,047       14,150
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................             --       350,314     6,670,419      3,269,041      6,969,186      786,139
                              --------------  -----------  ------------   ------------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............      37,870,150    1,972,774    21,053,417      9,191,499     14,049,882    1,809,054
  Distributions to
   shareholders:
   From net investment
    income..................     (37,894,205)  (1,547,934)  (10,925,984)    (4,755,911)    (5,521,851)  (1,008,765)
   In excess of net
    investment income.......             --          (123)          --             (32)           --           --
   From net realized gain on
    investments.............             --           --       (322,255)           --      (1,525,577)         --
   In excess of net realized
    gain on investments.....             --           --            --             --         (49,489)         --
  Increase in net assets
   from fund share
   transactions (Note 4)....     326,868,880      843,112    17,160,382     24,606,206     34,655,748   18,533,553
                              --------------  -----------  ------------   ------------   ------------  -----------
  Net increase in net
   assets...................     326,844,825    1,267,829    26,965,560     29,041,762     41,608,713   19,333,842
  NET ASSETS:
   Beginning of year........   1,069,686,219   41,077,648   244,050,277    102,251,993    107,926,452   13,231,973
                              --------------  -----------  ------------   ------------   ------------  -----------
   End of year (1)..........  $1,396,531,044  $42,345,477  $271,015,837   $131,293,755   $149,535,165  $32,565,815
                              ==============  ===========  ============   ============   ============  ===========
  (1) Including
   undistributed
   (distributions in excess
   of) net investment
   income...................  $           12  $      (121) $        --    $        (32)  $     55,607  $       --
                              ==============  ===========  ============   ============   ============  ===========
  YEAR ENDED MARCH 31, 1997
  Net investment income.....  $   29,203,970  $ 1,537,819  $ 11,506,633   $  4,102,269   $  5,056,899  $   142,822
  Net realized gain (loss)
   on investments...........         (43,443)       7,159     2,576,821         93,370      1,286,294         (609)
  Change in unrealized
   appreciation/depreciation
   of investments during the
   year.....................             --       (66,439)   (2,844,780)      (205,500)      (726,474)    (105,407)
                              --------------  -----------  ------------   ------------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............      29,160,527    1,478,539    11,238,674      3,990,139      5,616,719       36,806
  Distributions to
   shareholders:
   From net investment
    income..................     (29,203,970)  (1,556,834)  (11,583,746)    (4,102,269)    (5,103,668)    (142,822)
   In excess of net
    investment income.......             --          (116)          (46)           --             --           --
   From net realized gain on
    investments.............             --           --            --             --      (1,426,068)         --
   In excess of net realized
    gain on investments.....             --           --            --             --          (7,283)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....     103,018,169   (1,813,779)  (10,782,881)     5,957,341     17,788,296   13,337,989
                              --------------  -----------  ------------   ------------   ------------  -----------
  Net increase (decrease) in
   net assets...............     102,974,726   (1,892,190)  (11,127,999)     5,845,211     16,867,996   13,231,973
  NET ASSETS:
   Beginning of year........     966,711,493   42,969,838   255,178,276     96,406,782     91,058,456          --
                              --------------  -----------  ------------   ------------   ------------  -----------
   End of year (2)..........  $1,069,686,219  $41,077,648  $244,050,277   $102,251,993   $107,926,452  $13,231,973
                              ==============  ===========  ============   ============   ============  ===========
 --------
  (2) Including
   undistributed
   (distributions in excess
   of) net investment
   income...................  $          --          (116) $        (46)  $        --    $     29,622  $       --
                              ==============  ===========  ============   ============   ============  ===========

 --------

 * California Tax-Exempt Income Fund commenced operations on October 1, 1996.

                       See Notes to Financial Statements

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EXCELSIOR TAX-EXEMPT FUNDS, INC.
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS

 For a Fund share outstanding throughout each period.

                                                                                       DIVIDENDS   DISTRIBUTIONS
                           NET ASSET             NET REALIZED             DIVIDENDS   IN EXCESS OF   FROM NET
                            VALUE,      NET     AND UNREALIZED TOTAL FROM  FROM NET       NET        REALIZED
                           BEGINNING INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT   INVESTMENT     GAIN ON
                           OF PERIOD   INCOME    INVESTMENTS   OPERATIONS   INCOME       INCOME     INVESTMENTS
                           --------- ---------- -------------- ---------- ----------  ------------ -------------
  TAX-EXEMPT MONEY FUND--(5/24/85*)
   Year Ended March 31,
   1994...................   $1.00    $0.01938         --       $0.01938  $(0.01938)      --             --
   1995...................    1.00     0.02825         --        0.02825   (0.02825)      --             --
   1996...................    1.00     0.03362         --        0.03362   (0.03362)      --             --
   1997...................    1.00     0.03050         --        0.03050   (0.03050)      --             --
   1998...................    1.00     0.03216         --        0.03216   (0.03216)      --             --
  SHORT-TERM TAX-EXEMPT SECURITIES FUND--(12/31/92*)
   Year Ended March 31,
   1994...................   $7.07    $   0.21      $(0.03)     $   0.18  $   (0.21)      --          $(0.05)
   1995...................    6.99        0.25       (0.02)         0.23      (0.25)      --           (0.01)
   1996...................    6.96        0.28        0.09          0.37      (0.28)      --             --
   1997...................    7.05        0.26       (0.01)         0.25      (0.27)      -- #           --
   1998...................    7.03        0.27        0.08          0.35      (0.27)      -- #           --
  INTERMEDIATE-TERM TAX-EXEMPT FUND--(12/3/85*)
   Year Ended March 31,
   1994...................   $9.24    $   0.34      $(0.09)     $   0.25  $   (0.34)      --          $(0.26)
   1995...................    8.64        0.37        0.16          0.53      (0.37)      --             --
   1996...................    8.80        0.40        0.32          0.72      (0.40)      --             --
   1997...................    9.12        0.40         --           0.40      (0.41)      -- #           --
   1998...................    9.11        0.42        0.37          0.79      (0.41)      --           (0.01)
  NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND--(5/31/90*)
   Year Ended March 31,
   1994...................   $8.61    $   0.31      $(0.13)     $   0.18  $   (0.31)      --          $(0.22)
   1995...................    8.18        0.33        0.15          0.48      (0.33)      --           (0.09)
   1996...................    8.24        0.35        0.20          0.55      (0.35)      --             --
   1997...................    8.44        0.36        0.01++        0.37      (0.36)      --             --
   1998...................    8.45        0.35        0.34          0.69      (0.35)      -- #           --
  LONG-TERM TAX-EXEMPT FUND--(2/5/86*)
   Year Ended March 31,
   1994...................   $9.76    $   0.42      $(0.12)     $   0.30  $   (0.42)      --          $(0.50)
   1995...................    8.87        0.43        0.50          0.93      (0.43)      --           (0.10)
   1996...................    9.27        0.47        0.39          0.86      (0.46)      --           (0.14)
   1997...................    9.53        0.46        0.03          0.49      (0.46)      --           (0.13)
   1998...................    9.43        0.44        0.71          1.15      (0.43)      --           (0.12)
  CALIFORNIA TAX-EXEMPT INCOME FUND--(10/1/96*)
   Period ended March 31,
   1997...................   $7.00    $   0.12      $(0.05)     $   0.07  $   (0.12)      --             --
   Year ended March 31,
    1998..................    6.95        0.28        0.23          0.51      (0.28)      --             --

  * Commencement of operations.
 ** Annualized.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
 ++ The amount shown for the year ended March 31, 1997 for a share outstanding throughout that year does not accord with the aggregate net gains on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Amount represents less than $0.01 per share.

                       See Notes to Financial Statements

                                                                  RATIO OF   RATIO OF    RATIO OF
  DISTRIBUTIONS                                                     NET        GROSS       NET
  IN EXCESS OF                                       NET ASSETS, OPERATING   OPERATING  INVESTMENT
  NET REALIZED                  NET ASSET              END OF     EXPENSES   EXPENSES     INCOME   PORTFOLIO   FEE
     GAIN ON          TOTAL     VALUE, END TOTAL       PERIOD    TO AVERAGE TO AVERAGE  TO AVERAGE TURNOVER  WAIVERS
   INVESTMENTS    DISTRIBUTIONS OF PERIOD  RETURN      (000'S)   NET ASSETS NET ASSETS+ NET ASSETS   RATE    (NOTE 2)
  -------------   ------------- ---------- ------    ----------- ---------- ----------- ---------- --------- --------
      --            $(0.01938)    $1.00     1.96%     $ 694,581     0.52%      0.52%       1.94%      --     $0.00003
      --             (0.02825)     1.00     2.86%       814,890     0.49%      0.52%       2.85%      --      0.00030
      --             (0.03362)     1.00     3.41%       966,711     0.49%      0.53%       3.35%      --      0.00042
      --             (0.03050)     1.00     3.09%     1,069,686     0.47%      0.52%       3.05%      --      0.00053
      --             (0.03216)     1.00     3.26%     1,396,531     0.47%      0.53%       3.21%      --      0.00053
      --            $   (0.26)    $6.99     2.55%     $  57,728     0.59%      0.60%       2.94%      539%        --
      --                (0.26)     6.96     3.45%        48,188     0.59%      0.61%       3.60%      565%        --
      --                (0.28)     7.05     5.42%        42,970     0.58%      0.64%       4.05%      124%        --
      --                (0.27)     7.03     3.55%        41,078     0.58%      0.65%       3.73%       87%        -- #
      --                (0.27)     7.11     5.01%        42,345     0.59%      0.65%       3.76%       58%        -- #
  $(0.25)           $   (0.85)    $8.64     2.58%     $ 298,261     0.64%      0.64%       3.74%      379%        --
      --                (0.37)     8.80     6.34%       234,990     0.61%      0.64%       4.28%      362%        --
      --                (0.40)     9.12     8.30%       255,178     0.60%      0.65%       4.44%       50%        --
      --                (0.41)     9.11     4.58%       244,050     0.58%      0.64%       4.56%       28%        -- #
      --                (0.42)     9.48     8.81%       271,016     0.58%      0.64%       4.47%       30%        -- #
  $(0.08)           $   (0.61)    $8.18     1.87%     $ 107,489     0.87%      0.87%       3.55%      326%        --
      --                (0.42)     8.24     6.05%        87,164     0.78%      0.80%       4.06%      563%        --
      --                (0.35)     8.44     6.77%        96,407     0.75%      0.77%       4.15%      154%        --
      --                (0.36)     8.45     4.46%       102,252     0.72%      0.75%       4.25%       89%        -- #
      --                (0.35)     8.79     8.35%       131,294     0.71%      0.74%       4.08%       47%        -- #
  $(0.27)           $   (1.19)    $8.87     2.38%     $  82,151     0.85%      0.86%       4.25%      252%        --
      --                (0.53)     9.27    11.01%        78,880     0.80%      0.83%       4.86%      214%        --
      --                (0.60)     9.53     9.35%        91,058     0.77%      0.82%       4.85%      185%   $   0.01
      -- #              (0.59)     9.43     5.47%       107,926     0.74%      0.81%       4.80%      125%       0.01
      -- #              (0.55)    10.03    12.18%       149,535     0.74%      0.81%       4.40%       83%       0.01
      --            $   (0.12)    $6.95     2.12%**   $  13,232     0.66%**    1.53%**     3.69%**      7%** $   0.03
      --                (0.28)     7.18     7.42%        32,566     0.50%      1.24%       3.90%       14%       0.05

                      See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TAX-EXEMPT MONEY FUND



  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- 64.68%
 $ 4,200,000 Ascension Parish, Louisiana, Pollution Control
             Refunding Revenue Bonds, Shell Oil Co. Project,
             3.800%, 09/01/2023+...............................   $    4,200,000
  25,000,000 Burke County, Georgia, Development Authority
             Commercial Paper,
             Oglethorpe Power Corp., (AMBAC),
             3.750%, 04/03/1998................................       25,000,000
  21,200,000 Burke County, Georgia, Development Authority,
             Pollution Control Refunding Revenue Bonds,
             Oglethorpe Power Corp., Series A, (AMBAC),
             3.650%, 01/01/2016+...............................       21,200,000
  19,750,000 Burke County, Georgia, Development Authority,
             Pollution Control Refunding Revenue Bonds,
             Oglethorpe Power Corp., Vogtle, Series B, (AMBAC),
             3.800%, 05/28/1998+...............................       19,749,714
  12,000,000 Custer County, Idaho, Pollution Control Refunding
             Revenue Bonds, Amoco Project Standard Oil
             Industries,
             3.750%, 10/01/2009+...............................       12,000,000
  23,300,000 Emery County, Utah, Pacificorp. Pollution Control
             Refunding Revenue Bonds, (AMBAC),
             Liquidity with Bank of Nova Scotia,
             3.800%, 11/01/2024................................       23,300,000
  15,000,000 Harris County, Texas, Health Facilities
             Development Corp., Hospital Refunding Revenue
             Bonds, Memorial Hospital System Project, Series B,
             (MBIA),
             Liquidity with Societe Generale,
             3.850%, 06/01/2024+...............................       15,000,000
   5,000,000 Houston, Texas, General Obligation Commercial
             Paper,
             3.350%, 04/03/1998................................        5,000,000
  12,500,000 Houston, Texas, General Obligation Commercial
             Paper, Series A, 3.350%, 05/18/1998...............       12,500,000
  12,000,000 Houston, Texas, General Obligation Commercial
             Paper, Series A, 3.650%, 05/18/1998...............       12,000,000
   7,500,000 Houston, Texas, General Obligation Commercial
             Paper, Series B, 3.500%, 04/20/1998...............        7,500,000
   6,600,000 Houston, Texas, General Obligation Commercial
             Paper, Series B, 3.550%, 04/20/1998...............        6,600,000

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $ 4,700,000 Illinois Health Facilities Authority Revenue
             Bonds, Hospital Sisters Service, Series E, (MBIA),
             Liquidity with Morgan
             Guaranty Trust,
             3.650%, 12/01/2015+...............................   $    4,700,000
  30,000,000 Intermountain Power Agency, Utah, Commercial
             Paper,
             3.150%, 04/02/1998................................       30,000,000
  30,000,000 Jacksonville, Florida, Electric Authority
             Commercial Paper, 3.550%, 05/12/1998..............       30,000,000
  23,600,000 Jacksonville, Florida, Pollution Control Refunding
             Revenue Bonds, Florida Power & Light Co. Project,
             3.800%, 05/01/2029+...............................       23,600,000
   4,000,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             3.250%, 04/01/1998................................        4,000,000
  27,200,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             3.800%, 04/07/1998................................       27,200,000
   3,000,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             3.350%, 05/13/1998................................        3,000,000
  20,650,000 Jasper County, Indiana, Commercial Paper, Northern
             Indiana Public Services,
             3.450%, 05/13/1998................................       20,650,000
  19,000,000 King County, Washington, Commercial Paper,
             3.350%, 05/15/1998................................       19,000,000
  10,000,000 Michigan Technological University Revenue Bonds,
             Series A, (AMBAC),
             Liquidity with Bank of America,
             3.700%, 10/01/2018+...............................       10,000,000
   1,200,000 Minneapolis, Minnesota, Community Development
             Agency, Pollution Control Refunding Revenue Bonds,
             Northern States Power Co. Project,
             3.800%, 03/01/2011+...............................        1,200,000
   8,800,000 Mobile, Alabama, Industrial Development Board,
             Pollution Control Refunding Revenue Bonds, Alabama
             Power Co. Project, 3.750%, 06/01/2015+............        8,800,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $17,290,000 Mount Vernon, Indiana, General Electric,
             Commercial Paper,
             3.550%, 05/19/1998................................   $   17,290,000
  30,000,000 Nassau County, New York, Bond Anticipation Notes,
             Series B, 4.000%, 08/17/1998......................       30,044,700
  22,000,000 New Jersey State Transportation, Commercial Paper,
             3.300%, 04/02/1998................................       22,000,000
   5,100,000 New York City, New York, General Obligation Bonds,
             Subseries B5, (MBIA), Liquidity with Rabobank
             Nederlander,
             3.700%, 08/15/2022+...............................        5,100,000
  25,000,000 New York City, New York, Revenue Anticipation
             Notes, Series A, 4.500%, 06/30/1998...............       25,057,699
  26,500,000 Nueces River, Texas, San Miguel Electric Corp.,
             Commercial Paper, CFC Guaranty,
             3.450%, 05/19/1998................................       26,500,000
   6,500,000 Pleasant Prairie, Wisconsin, Pollution Control
             Refunding Revenue Bonds, Wisconsin Electric Power
             Co., Series A, 3.750%, 09/01/2030+................        6,500,000
   5,000,000 Pleasant Prairie, Wisconsin, Pollution Control
             Refunding Revenue Bonds, Wisconsin Electric Power
             Co., Series C, 3.750%, 09/01/2030+................        5,000,000
   3,000,000 Purdue University, Indiana, University Revenue
             Bonds, Student Fee, Series L,
             3.600%, 07/01/2020+...............................        3,000,000
  20,000,000 Purdue University, Indiana, University Revenue
             Bonds, Student Fee, Series O,
             3.600%, 07/01/2019+...............................       20,000,000
  17,150,000 Sabine River Authority, Texas Pollution Control
             Refunding Revenue Bonds, Texas Utilities Project,
             Series A, (AMBAC), Liquidity with Bank of New
             York,
             3.800%, 03/01/2026+...............................       17,150,000
  21,800,000 Salt River, Arizona, Electric & Gas Commercial
             Paper,
             3.500%, 05/19/1998................................       21,800,000
  24,439,000 Salt River, Arizona, Electric & Gas Commercial
             Paper,
             3.550%, 07/14/1998................................       24,439,000
  10,000,000 San Antonio, Texas, Electric & Gas Commercial
             Paper,
             3.400%, 04/01/1998................................       10,000,000

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $10,000,000 San Antonio, Texas, Electric & Gas Commercial
             Paper,
             3.400%, 04/03/1998................................  $   10,000,000
  25,800,000 San Antonio, Texas, Electric & Gas Commercial
             Paper, 3.450%, 04/07/1998.........................      25,800,000
  20,000,000 San Antonio, Texas, Electric & Gas Commercial
             Paper, 3.400%, 05/01/1998.........................      20,000,000
  20,000,000 Shelby County, Tennessee, Commercial Paper,
             3.550%, 07/14/1998................................      20,000,000
  10,000,000 Shelby County, Tennessee, Commercial Paper,
             3.550%, 07/14/1998................................      10,000,000
   5,000,000 South Carolina State, Public Service Authority
             Commercial Paper,
             3.600%, 05/19/1998................................       5,000,000
  35,630,000 South Carolina State, Public Service Authority
             Commercial Paper,
             3.550%, 07/16/1998................................      35,630,000
  15,800,000 State of Texas, General Obligation Commercial
             Paper, 3.750%, 04/09/1998.........................      15,800,000
  15,000,000 State of Texas, General Obligation Commercial
             Paper, 3.400%, 07/17/1998.........................      15,000,000
  10,000,000 Tennessee, General Obligation Commercial Paper,
             3.500%, 04/09/1998................................      10,000,000
  10,000,000 Tennessee State, Bond Anticipation Notes, Series
             A, 3.650%, 07/01/2001.............................      10,000,000
   9,000,000 Texas A & M University, Commercial Paper,
             3.350%, 04/01/1998................................       9,000,000
  80,000,000 Texas State, Tax and Revenue Anticipation Notes,
             Series A, 4.750%, 08/31/1998......................      80,389,663
   5,100,000 University of Maryland, University Revenue Bonds,
             Equipment Loan Program, Series A,
             3.650%, 07/01/2015+...............................       5,100,000
  30,100,000 Utah, General Obligation Commercial Paper,
             3.150%, 04/01/1998................................      30,100,000
  11,300,000 Valdez, Alaska, Marine Term Refunding Revenue
             Bonds, Exxon Pipeline Co. Project, Series C,
             3.750%, 12/01/2033+...............................      11,300,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENT
 SECURITIES -- (CONTINUED)
 $10,000,000 Wisconsin State, General Obligation Commercial
             Paper, 3.200%, 04/08/1998........................   $   10,000,000
                                                                 --------------
                                                                    903,200,776
                                                                 --------------
 TAX-EXEMPT CASH EQUIVALENTS --BACKED BY LETTERS OF CREDIT -- 39.70%
             ABN AMRO BANK
  18,100,000 Flint, Michigan, Hospital Building Authority
             Revenue Bonds, Hurley Medical Center, Series B,
             3.700%, 07/01/2015+..............................       18,100,000
   8,950,000 Illinois Health Facilities Authority Revenue
             Bonds, Palos Community Hospital, Series B,
             3.650%, 12/01/2015+..............................        8,950,000
             BANK OF AMERICA
  10,100,000 California Pollution Control Financing Authority,
             Pollution Control Refunding Revenue Bonds,
             Pacific Gas & Electric, Series C,
             3.700%, 11/01/2026+..............................       10,100,000
  18,835,000 Des Moines, Iowa, Hospital Facilities Revenue
             Bonds, Iowa Methodist Medical Center Project,
             3.700%, 08/01/2015+..............................       18,835,000
             BANK OF NEW YORK
  10,000,000 Ohio County, Kentucky, Pollution Control Revenue
             Bonds, Big Rivers Electric Corp., Series 1983,
             4.300%, 06/01/2013+..............................       10,000,000
             BANK OF NOVA SCOTIA
  10,200,000 Gary, Indiana, Environmental Improvement Revenue
             Notes, U.S. Steel Corp. Project, Series 1984,
             3.350%, 07/15/2002+..............................       10,200,000
   3,400,000 New Hampshire State Industrial Development
             Authority, Pollution Control Revenue Bonds,
             Bangor Hydro-Electric Co. Project, Series 1983,
             3.500%, 01/01/2009+..............................        3,400,000
             BANK OF TOKYO
  15,640,000 University of Iowa, Facilities Revenue Bonds,
             Human Biology Research, Series A,
             3.900%, 06/01/2005+..............................       15,640,000

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                      --------------

 TAX-EXEMPT CASH EQUIVALENTS --BACKED BY LETTERS OF CREDIT -- (CONTINUED)
             BARCLAYS BANK PLC
 $ 7,700,000 Bucks County, Pennsylvania, Industrial Development
             Authority Revenue Bonds, Tru Realty--Toys R Us
             Project, 3.400%, 12/01/2018+......................   $    7,700,000
             CANADIAN IMPERIAL BANK OF COMMERCE
  10,500,000 North Carolina Eastern Municipal Power
             Authority, Commercial Paper,
             3.400%, 07/15/1998................................       10,500,000
             CREDIT SUISSE
   6,900,000 Garden City, Kansas, Industrial Development
             Revenue Bonds, Inland Container Corp. Project,
             Temple Series 1983, 3.450%, 01/01/2008+...........        6,900,000
  10,075,000 Idaho Health Facilities Authority Revenue Bonds,
             St. Lukes Regional Medical Center Project, 3.800%,
             05/01/2022+.......................................       10,075,000
             FIRST NATIONAL BANK OF CHICAGO
  45,650,000 Coastal Bend Health Facilities Development Corp.,
             Texas, Incarnate Health System,
             3.700%, 08/15/2027+...............................       45,650,000
             KREDIETBANK, N.V.
   8,495,000 Illinois Health Facilities Authority Revenue
             Bonds, Memorial Medical Center, Series C, 3.700%,
             01/01/2016+.......................................        8,495,000
             LASALLE NATIONAL BANK
  14,000,000 Illinois Health Facilities Authority Revenue
             Bonds, Ingalls Memorial Hospital, Series B,
             3.700%, 01/01/2016+...............................       14,000,000
   4,000,000 Illinois Health Facilities Authority Revenue
             Bonds, Ingalls Memorial Hospital, Series C,
             3.700%, 01/01/2016+...............................        4,000,000
             MORGAN GUARANTY TRUST
   6,900,000 Kenton County, Kentucky, Industrial Building
             Revenue Bonds, Redken Labs, Inc. Project, Series
             1984, 3.400%, 12/01/2014+.........................        6,900,000
  13,720,000 Louisiana State Offshore Terminal Authority
             Deepwater Port Revenue Bonds,
             3.700%, 09/01/2008+...............................       13,720,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TAX-EXEMPT MONEY FUND -- (CONTINUED)

  PRINCIPAL                                                         VALUE
   AMOUNT                                                          (NOTE 1)
 -----------                                                    --------------

 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- (CONTINUED)
 $ 7,500,000 Missouri State Health and Educational
             Facilities--SSM Health, Commercial Paper, Series
             C,
             3.750%, 05/18/1998...............................  $    7,500,000
             NORDDEUTSCHE LANDESBANK
  14,800,000 Brazos, Texas, Harbor Industrial Development
             Corp. Revenue Bonds, Badische Corp.,
             3.400%, 12/01/2013+..............................      14,800,000
             NORTHERN TRUST
  21,500,000 Illinois Health Facilities Authority Revenue
             Bonds, Healthcorp Affiliates, Series A,
             3.650%, 11/01/2015+..............................      21,500,000
   5,500,000 Montgomery, Ohio, Miami Hospital, Commercial
             Paper,
             3.350%, 05/12/1998...............................       5,500,000
             RABOBANK NEDERLANDER
   6,100,000 Illinois Health Facilities Authority Revenue
             Bonds, Healthcorp Affiliates,
             3.650%, 11/01/2015+..............................       6,100,000
  30,500,000 Indiana Health Facilities Financing Authority
             Revenue Bonds, St. Anthony's Medical Center
             Project,
             3.650%, 12/01/2014+..............................      30,500,000
  12,670,000 Indiana Health Facility Financing Authority
             Revenue Bonds, St. Anthony's Medical Center
             Project,
             3.650%, 12/01/2017+..............................      12,670,000
  12,125,000 Mississippi Hospital Equipment & Facilities
             Authority Revenue Bonds, Mississippi Baptist
             Medical Center, 3.650%, 07/01/2012+..............      12,125,000
             SANWA BANK
   4,600,000 Michigan State Job Development Authority Revenue
             Bonds, Hitachi Metals International Project,
             3.700%, 01/01/2004+..............................       4,600,000
             SUMITOMO BANK LTD.
   2,800,000 District of Columbia, Revenue Bonds, George
             Washington University,
             4.400%, 03/01/2006+..............................       2,800,000
   3,200,000 District of Columbia, Revenue Bonds, George
             Washington University, Series A,
             4.400%, 03/01/2006...............................       3,200,000

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                     --------------

 TAX-EXEMPT CASH EQUIVALENTS --
 BACKED BY LETTERS OF CREDIT -- (CONTINUED)
 $10,200,000 Wake County, North Carolina, Industrial
             Facilities & Pollution Control Financing
             Authority Revenue Bonds, Carolina Power & Light
             Co. Project, Series 1985-B, 4.500%, 09/01/2015+..   $   10,200,000
  12,900,000 Wake County, North Carolina, Industrial
             Facilities & Pollution Control Financing
             Authority Revenue Bonds, Carolina Power & Light
             Co. Project, Series 1985-C, 4.500%, 10/01/2015+..       12,900,000
             TORONTO DOMINION BANK LTD.
  29,600,000 Wisconsin State Health Facilities Authority
             Revenue Bonds, Wheaton Franciscan Health Care,
             3.700%, 08/15/2016+..............................       29,600,000
             UNION BANK OF SWITZERLAND
   5,000,000 Michigan State Strategic Fund,
             Pollution Control Refunding Revenue Bonds
             Consumer Power Project,
             3.800%, 04/15/2018+..............................        5,000,000
             WACHOVIA BANK
  26,000,000 Baltimore, Maryland, Port Facilities
             Revenue Bonds, Occidental Petroleum,
             3.250%, 10/14/2011+..............................       26,000,000
             WESTDEUTSCHE LANDESBANK
  40,000,000 Massachusetts State General
             Obligation Refunding Bonds, Series B,
             3.650%, 08/01/2015+..............................       40,000,000
  12,400,000 Port Corpus Christi Authority, Texas, Nueces
             County Marine Term Revenue Bonds, Reynolds Metals
             Co., 3.600%, 09/01/2014+.........................       12,400,000
             CREDIT SUISSE/SWISS BANK
  30,000,000 Dallas Area Rapid Transit, Commercial Paper,
             3.550%, 07/13/1998...............................       30,000,000
             MORGAN GUARANTY TRUST/UNION BANK OF SWITZERLAND
  13,910,000 North Carolina Eastern Municipal Power Authority,
             Commercial Paper,
             3.200%, 04/01/1998...............................       13,910,000
             WACHOVIA BANK/MORGAN GUARANTY TRUST/BANK OF AMERICA/BAYERCSHE
             LANDESBANK/LANDESBANK HESSEN
  30,000,000 Georgia Municipal Gas Authority, Gas Revenue
             Bonds, Gas Portfolio II Project, Series C,
             3.650%, 01/01/2008+..............................       30,000,000
                                                                 --------------
                                                                    554,470,000
                                                                 ==============


                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
TAX-EXEMPT MONEY FUND -- (CONTINUED)

   SHARES
 ----------
 OTHER INVESTMENTS--0.17%
 $2,449,200 Dreyfus Tax-Exempt Cash Management Fund............   $    2,449,200
                                                                  --------------

TOTAL INVESTMENTS (Cost $1,460,119,976*)................ 104.55% $1,460,119,976
OTHER ASSETS & LIABILITIES (NET)........................  (4.55)    (63,588,932)
                                                         ------  --------------
NET ASSETS.............................................. 100.00% $1,396,531,044
                                                         ======  ==============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 40% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1998, approximately, 28% of the net assets are invested in Texas municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
SHORT-TERM TAX-EXEMPT SECURITIES FUND

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- 88.71%
 $1,900,000 Boston, Massachusetts, General Obligation Bonds,
            Series A,
            4.500%, 01/01/2002...................................   $ 1,929,355
  1,700,000 Burlington County, New Jersey, General Obligation
            Bonds,
            5.200%, 10/01/2000...................................     1,752,564
  1,000,000 Cobb County & Marietta, Georgia, Water Authority,
            Water Refunding Revenue Bonds,
            4.900%, 11/01/2002...................................     1,034,350
  1,500,000 Connecticut State General Obligation Bonds, Series C,
            5.100%, 03/15/2000...................................     1,537,530
  1,000,000 Connecticut State Special Assessment Unemployment
            Compensation Advisory Fund, Refunding Revenue Bonds,
            Series A, (AMBAC),
            5.500%, 05/15/2001...................................     1,041,780
  1,100,000 Connecticut State Special Tax Obligation Refunding
            Revenue Bonds, Transportation Infrastructure
            Purposes, Series C, (FGIC),
            5.500%, 10/01/2000...................................     1,143,131
  4,000,000 Delaware State General Obligation Bonds, Series B,
            5.000%, 05/01/2000...................................     4,091,920
  1,900,000 Georgia State Tollway Authority, State Guaranteed
            Refunding Revenue Bonds, Georgia 400 Project,
            4.500%, 07/01/2001...................................     1,923,959
  1,700,000 Minneapolis, Minnesota, Special School District No.
            001, Certificates of Participation, Series A, (MBIA),
            5.500%, 02/01/2003...................................     1,799,467
  1,275,000 Monmouth County, New Jersey, General Obligation
            Bonds,
            5.000%, 10/01/2000...................................     1,307,793
  1,900,000 Monroe County, New York, Refunding Public Improvement
            General Obligation Bonds, Series A,
            5.000%, 03/01/2001...................................     1,952,288
  2,000,000 Municipal Assistance Corporation for New York City,
            New York, Revenue Bonds, Series E,
            5.500%, 07/01/2000...................................     2,066,420
  2,000,000 New Jersey State Transportation Corp. Revenue Bonds,
            Capital Grant Anticipation Notes, Series A, (FSA),
            5.250%, 09/01/2001...................................     2,068,120
  2,000,000 New York City, New York, Trust for Cultural
            Resources, Museum of Modern Art Revenue Bonds, Series
            A, (AMBAC),
            5.000%, 01/01/2000...................................     2,039,460
  1,500,000 Omaha Public Power District, Nebraska, Electric
            Refunding Revenue Bonds, Series A,
            5.000%, 02/01/2001...................................     1,540,125

 PRINCIPAL                                                             VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                         -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $4,000,000 Pennsylvania State General Obligation Bonds, 2nd
            Series,
            5.400%, 07/01/2000...................................   $ 4,133,040
  1,000,000 South Columbia Basin, Washington, Irrigation
            District, Refunding Revenue Bonds,
            5.750%, 12/01/2000...................................     1,041,730
  2,000,000 Stamford, Connecticut, Refunding General Obligation
            Bonds,
            5.000%, 07/15/2002...................................     2,068,420
  2,000,000 Texas State General Obligation Bonds, Series B,
            5.000%, 10/01/2001...................................     2,060,100
  1,000,000 Union County, New Jersey, Improvement Authority
            Revenue Bonds, Correctional Facilities Project,
            5.400%, 06/15/2000...................................     1,031,340
                                                                    -----------
                                                                     37,562,892
                                                                    -----------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 5.22%
  2,000,000 New York State, Local Assistance Corp. Revenue Bonds,
            Series B,
            7.250%, 04/01/2005 (Prerefunded 04/01/2001)..........     2,212,160
                                                                    -----------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 2.60%
            MORGAN GUARANTY TRUST
  1,100,000 Maricopa County, Arizona, Pollution Control Corp.,
            Pollution Control Refunding Revenue Bonds, Arizona
            Public Service Co., Series A,
            3.750%, 05/01/2029+..................................     1,100,000
                                                                    -----------
   SHARES
 ----------

 OTHER INVESTMENTS -- 4.95%
  1,429,800 Dreyfus Tax-Exempt Cash Management Fund..............     1,429,800
    667,500 Shearson Tax-Exempt Municipal Fund...................       667,500
                                                                    -----------
                                                                      2,097,300
                                                                    -----------

TOTAL INVESTMENTS (Cost $42,606,556*)...................... 101.48% $42,972,352
OTHER ASSETS & LIABILITIES (NET)...........................  (1.48)    (626,875)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $42,345,477
                                                            ======  ===========

--------
*Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.


                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
SHORT-TERM TAX-EXEMPT SECURITIES FUND -- (CONTINUED)


Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 8% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1998, approximately, 20% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERMEDIATE-TERM TAX-EXEMPT FUND

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- 98.41%
 $10,000,000 Alabama State Public School & College Authority,
             Capital Improvement Revenue Bonds, (MBIA),
             5.250%, 11/01/2005.................................   $ 10,642,100
  10,000,000 Bartow County, Georgia, Development Authority
             Pollution Control Refunding Revenue Bonds, Georgia
             Power Company Bowen, Series 1,
             3.650%, 06/01/2023+................................     10,000,000
  10,000,000 California State Public Improvement General
             Obligation Bonds, (FGIC), 7.500%, 11/01/2003.......     11,675,500
  10,000,000 Cobb County, Georgia School District, General
             Obligation Bonds, (FGIC),
             4.750%, 02/01/2005.................................     10,305,300
  10,000,000 Connecticut State General Obligation Bonds, Series
             C, 5.500%, 08/01/2006..............................     10,767,100
  10,000,000 Connecticut State Special Tax Obligation Refunding
             Revenue Bonds, Transportation Infrastructure,
             Series A, 5.125%, 09/01/2005.......................     10,522,100
  10,000,000 Fairfax County, Virginia, Refunding General
             Obligation Bonds, Series C, 5.250%, 05/01/2008.....     10,474,900
  10,000,000 Florida State Board of Education Refunding General
             Obligation Bonds, Series B, 5.125%, 06/01/2008.....     10,379,100
  10,000,000 Florida State Division Board Finance Department,
             General Services Refunding Revenue Bonds,
             Environment Protection-Preservation 2000, Series A,
             (FSA), 5.500%, 07/01/2008..........................     10,838,800
  10,000,000 Georgia State General Obligation Bonds, Series C,
             6.500%, 07/01/2004.................................     11,269,600
  10,000,000 Hawaii State General Obligation Bonds, Series CJ,
             5.900%, 01/01/2006.................................     10,873,100
  10,000,000 Honolulu, Hawaii, City & County General Obligation
             Refunding Bonds, Series C, (FGIC),
             5.500%, 11/01/2006.................................     10,905,800
  10,000,000 Jacksonville, Florida, Electric Authority Refunding
             Revenue Bonds, St. Johns River, Issue 2-15, 5.500%,
             10/01/2006.........................................     10,854,300
  10,000,000 Lower Colorado River Authority of Texas, Refunding
             Revenue Bonds, 6th Series,
             5.000%, 01/01/2009.................................     10,358,500

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $10,000,000 Maryland State & Local Facilities, Public
             Improvements Correctional Facilities, 3rd Series,
             5.700%, 10/15/2006.................................   $ 10,834,200
  10,000,000 Massachusetts State Public Improvements, General
             Obligation Bonds, Series C, (MBIA),
             5.625%, 08/01/2011.................................     10,699,800
  10,000,000 New Jersey State Refunding General Obligation
             Bonds, Series D,
             5.625%, 02/15/2005.................................     10,833,300
  10,000,000 New Jersey State, Transportation Trust Fund Revenue
             Bonds, Transportation System, Series A, (AMBAC),
             5.250%, 06/15/2008.................................     10,574,900
  10,000,000 New York City, New York, Municipal Assistance
             Corp., Series G,
             6.000%, 07/01/2006.................................     11,118,100
  10,000,000 New York State Power Authority & General Purpose
             Refunding Revenue Bonds, Series A,
             5.000%, 02/15/2007.................................     10,421,400
  10,000,000 New York State Power Authority & General Purpose
             Refunding Revenue Bonds, Series CC,
             4.900%, 01/01/2006.................................     10,306,300
  10,000,000 Ocean County, New Jersey, Utilities Authority
             Wastewater Revenue Bonds,
             5.000%, 01/01/2009.................................     10,421,800
  10,000,000 Ohio State Public Facilities Commission Revenue
             Bonds,
             Series II-B, (MBIA),
             5.000%, 11/01/2007.................................     10,383,000
  10,000,000 Texas State Refunding Bonds,
             Series A,
             5.800%, 10/01/2004.................................     10,907,800
  10,000,000 Wisconsin State Refunding General Obligation Bonds,
             Series 3,
             4.875%, 11/01/2005.................................     10,326,000
                                                                   ------------
                                                                    266,692,800
                                                                   ------------
   SHARES
 -----------
 OTHER INVESTMENTS -- 4.39%
  10,000,000 Dreyfus Tax-Exempt Cash Management Fund............     10,000,000
   1,910,600 Shearson Tax-Exempt Municipal Fund.................      1,910,600
                                                                   ------------
                                                                     11,910,600
                                                                   ------------

TOTAL INVESTMENTS (Cost $265,410,829*).................... 102.80% $278,603,400
OTHER ASSETS & LIABILITIES (NET)..........................  (2.80)   (7,587,563)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $271,015,837
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
INTERMEDIATE-TERM TAX-EXEMPT FUND -- (CONTINUED)


--------
*Aggregate cost for Federal tax and book purposes.
+Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 12% of the net assets are invested in Florida municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.


                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

 PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
 ----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 99.23%
 $3,000,000 Hempstead, New York, General Obligation Bonds,
            (AMBAC), 5.000%, 02/15/2010.........................   $  3,091,800
  3,825,000 Metropolitan Transportation Authority of New York,
            Commuter Facilities Revenue Bonds, Series A, (MBIA),
            7.000%, 07/01/2006..................................      4,494,911
  5,000,000 Metropolitan Transportation Authority of New York,
            Dedicated Tax Fund Revenue Bonds, Series A, (MBIA),
            5.300%, 04/01/2010..................................      5,258,550
  5,000,000 Monroe County, New York, Public Improvement
            Refunding General Obligation Bonds, Series A,
            5.500%, 03/01/2006..................................      5,405,750
  5,000,000 Municipal Assistance Corp., City of New York, Series
            E,
            6.000%, 07/01/2005..................................      5,517,700
 10,000,000 Municipal Assistance Corp., City of New York, Series
            G,
            6.000%, 07/01/2007..................................     11,180,100
  3,900,000 Nassau County, New York, Combined Sewer Districts
            Refunding General Obligation Bonds, Series G,
            (MBIA),
            5.100%, 01/15/2003..................................      4,055,727
  6,250,000 New York City, New York, City Transitional Finance
            Authority, Future Tax Revenue Bonds, Series A,
            5.250%, 08/15/2009..................................      6,621,437
  3,000,000 New York City, New York, Municipal Water Finance
            Authority, Water & Sewer System Revenue Bonds,
            Series B, (AMBAC),
            5.125%, 06/15/2004..................................      3,139,200
  5,000,000 New York State Dormitory Authority, City University
            System Revenue Bonds, Series F,
            5.375%, 07/01/2007..................................      5,329,700
  5,000,000 New York State Dormitory Authority, Cornell
            University Revenue Bonds,
            5.125%, 07/01/2006..................................      5,257,050
  5,000,000 New York State Environmental Facilities Corp.,
            Pollution Control Revenue Bonds, State Water
            Revolving Fund, Series E, (MBIA), 5.500%,
            06/15/2007..........................................      5,412,300
  4,000,000 New York State Local Government Assistance Corp.
            Revenue Bonds, Series A,
            5.400%, 04/01/2005..................................      4,256,080

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $20,000,000 New York State Power Authority & General Purpose
             Revenue Bonds, Series A,
             5.000%, 02/15/2007.................................   $ 20,842,800
   4,300,000 New York State Power Authority & General Purpose
             Revenue Bonds, Series CC,
             4.800%, 01/01/2005.................................      4,419,454
   4,000,000 New York State Thruway Authority General Revenue
             Bonds, Series C, (FGIC),
             5.400%, 01/01/2005.................................      4,250,320
   4,450,000 New York State Thruway Authority Highway & Bridge
             Revenue Bonds, Series B, (MBIA),
             5.750%, 04/01/2006.................................      4,857,709
   2,165,000 Orange County, New York, Refunding General
             Obligation Bonds,
             5.500%, 11/15/2006.................................      2,347,163
   4,725,000 Port Authority of New York & New Jersey, Revenue
             Bonds, Cons-103 Series, (MBIA),
             5.125%, 12/15/2009.................................      4,919,056
  10,000,000 Puerto Rico Telephone Authority Revenue Bonds,
             Reserve 1, (AMBAC),
             5.050%, 01/01/2004.................................     10,424,400
   4,000,000 Texas State, Water Development Revenue Bonds,
             Series A,
             3.800%, 03/01/2015+................................      4,000,000
   5,000,000 Triborough Bridge & Tunnel Authority, New York,
             Revenue and General Purpose Bonds, Series A,
             5.000%, 01/01/2008.................................      5,207,250
                                                                   ------------
                                                                    130,288,457
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY
 LETTERS OF CREDIT -- 13.62%
             MORGAN GUARANTY TRUST
   6,080,000 Syracuse, New York, Industrial Development Agency
             Civic Facilities Revenue Bonds, Syracuse University
             Project, 3.700%, 03/01/2023+.......................      6,080,000
             TORONTO DOMINION BANK LTD.
   1,200,000 New York State Energy Research & Development
             Authority Pollution Control Refunding Revenue
             Bonds, Niagara Mohawk Power Corp., Series A,
             3.950%, 07/01/2015+................................      1,200,000

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND -- (CONTINUED)

  PRINCIPAL                                                           VALUE
    AMOUNT                                                           (NOTE 1)
 ------------                                                      ------------

 TAX-EXEMPT SECURITIES--BACKED BY
 LETTERS OF CREDIT -- (CONTINUED)
 $  1,500,000 New York State Energy Research & Development
              Authority, Pollution Control Refunding Revenue
              Bonds, Niagara Mohawk Power Corp., Series A,
              3.700%, 03/01/2027+...............................   $  1,500,000
              UNION BANK OF SWITZERLAND
    6,000,000 New York State Energy Research & Development
              Authority Pollution Control Refunding Revenue
              Bonds, New York State Electric & Gas Co., Series
              D,
              3.650%, 10/01/2029+...............................      6,000,000
              WESTDEUTSCHE LANDESBANK
    3,100,000 New York City, New York, Trust for Cultural
              Resources, Soloman R. Guggenheim Revenue Bonds,
              Series B, 3.700%, 12/01/2015+.....................      3,100,000
                                                                   ------------
                                                                     17,880,000
                                                                   ------------
    SHARES
 ------------
 OTHER INVESTMENTS -- 0.80%
    1,050,800 Dreyfus Tax-Exempt Cash Management Fund...........      1,050,800
                                                                   ------------

TOTAL INVESTMENTS (Cost $144,768,393*).................... 113.65% $149,219,257
OTHER ASSETS & LIABILITIES (NET).......................... (13.65)  (17,925,502)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $131,293,755
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 14% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1998, approximately, 102% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
LONG-TERM TAX-EXEMPT FUND

  PRINCIPAL                                                            VALUE
   AMOUNT                                                             (NOTE 1)
 -----------                                                        ------------

 TAX-EXEMPT SECURITIES -- 94.37%
  $5,000,000 California State Department of Water Resources,
             Central Valley Project Revenue Bonds, Series Q,
             (MBIA),
             5.375%, 12/01/2027..................................   $  5,117,650
   5,000,000 Clark County, Nevada, School District Building &
             Renovation General Obligation Bonds, Series B,
             (FGIC),
             5.250%, 06/15/2017..................................      5,082,600
   5,000,000 Cook County, Illinois, General Obligation Bonds,
             Series B, (MBIA)
             5.375%, 11/15/2018..................................      5,074,600
   5,000,000 Dade County, Florida, Water & Sewer Systems Revenue
             Bonds, (FGIC),
             5.250%, 10/01/2026..................................      5,047,300
   6,000,000 East Bay California Municipal Utility Distribution
             Water System Revenue Bonds, (FGIC),
             5.000%, 06/01/2026..................................      5,805,900
   6,000,000 Florida State Board of Education Capital Outlay,
             Series A,
             5.000%, 06/01/2027..................................      5,846,820
   5,000,000 Illinois State Sales Tax Refunding Revenue Bonds,
             Series Q,
             5.500%, 06/15/2020..................................      5,075,600
   6,000,000 Intermountain Power Agency, Utah, Power Supply
             Refunding Revenue Bonds, Series D,
             5.000%, 07/01/2021..................................      5,776,020
   6,000,000 Massachusetts Bay Transportation Authority,
             Massachusetts General Transportation System
             Refunding Revenue Bonds, Series C,
             5.000%, 03/01/2024..................................      5,805,120
   6,000,000 Massachusetts State Water Resource Authority, Series
             B, (MBIA),
             5.000%, 12/01/2025..................................      5,824,560
   5,000,000 Metropolitan Pier & Exposition Authority, Illinois,
             State Tax Refunding Revenue Bonds, McCormick Place
             Exposition Project, Series A, (AMBAC),
             5.250%, 06/15/2027..................................      5,023,150
   5,000,000 Michigan State Hospital Finance Authority Refunding
             Revenue Bonds, Henry Ford Health System, Series A,
             5.250%, 11/15/2025..................................      4,963,650
   5,000,000 New Jersey State Transportation Fund Revenue Bonds ,
             Series B,
             5.250%, 06/15/2016..................................      5,101,550

  PRINCIPAL                                                          VALUE
   AMOUNT                                                           (NOTE 1)
 -----------                                                      ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $ 6,000,000 New York City, New York, Municipal Water Finance
             Authority, Water & Sewer System Refunding Revenue
             Bonds, Series A, (AMBAC),
             5.125%, 06/15/2021.................................  $  5,919,360
   5,000,000 New York City, New York, Municipal Water Finance
             Authority, Water & Sewer System Revenue Bonds,
             Series B, (MBIA),
             5.500%, 06/15/2027.................................     5,141,150
   5,000,000 New York State Dormitory Authority, Montefiore
             Medical Center Refunding Revenue Bonds, FHA
             Insured, (AMBAC),
             5.250%, 02/01/2015.................................     5,065,650
   5,000,000 New York State Dormitory Authority, New York &
             Presbyterian Hospital Revenue Bonds, FHA Insured,
             (AMBAC),
             4.750%, 08/01/2014.................................     4,801,900
   5,000,000 New York State Local Assistance Corp. Refunding
             Revenue Bonds, Series B,
             5.500%, 04/01/2021.................................     5,081,200
   6,000,000 New York State Medical Care Facilities Agency
             Refunding Revenue Bonds, Presbyterian Hospital,
             Series A, (FHA),
             5.375%, 02/15/2025.................................     6,064,800
   5,000,000 Port Authority of New York & New Jersey, Revenue
             Bonds, Series 104, (AMBAC),
             5.200%, 07/15/2021.................................     5,045,450
   5,000,000 Port Seattle, Washington, Revenue Bonds, Series A,
             (FGIC),
             5.500%, 10/01/2022.................................     5,132,400
   5,000,000 San Antonio, Texas, Electric & Gas Refunding
             Revenue Bonds,
             5.000%, 02/01/2014.................................     5,018,950
   5,000,000 Triborough Bridge & Tunnel Authority, New York,
             General Purpose Revenue Bonds, Series B,
             5.200%, 01/01/2022.................................     4,972,600
   4,200,000 University of Michigan, University Revenue Bonds,
             Medical Service Plan, Series A,
             3.800%, 12/01/2027+................................     4,200,000
  10,000,000 Valdez, Alaska, Marine Terminal Refunding Revenue
             Bonds, BP Pipeline, Inc. Project, Series B,
             5.500%, 10/01/2028.................................    10,079,400

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
LONG-TERM TAX-EXEMPT FUND -- (CONTINUED)

  PRINCIPAL                                                           VALUE
   AMOUNT                                                            (NOTE 1)
 -----------                                                       ------------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
  $5,000,000 Wisconsin State Transportation Refunding Revenue
             Bonds, Series B,
             5.500%, 07/01/2022.................................   $  5,054,200
                                                                   ------------
                                                                    141,121,580
                                                                   ------------
 TAX-EXEMPT SECURITIES -- BACKED BY LETTERS OF CREDIT -- 3.34%
             NORTHERN TRUST COMPANY
   5,000,000 Illinois Health Facilities Authority Revenue Bonds,
             Healthcorp Affiliates, Series A,
             3.650%, 11/01/2015+................................      5,000,000
                                                                   ------------
   SHARES
 -----------
 OTHER INVESTMENTS -- 1.19%
   1,773,900 Dreyfus Tax-Exempt Cash Management Fund............      1,773,900
                                                                   ------------

TOTAL INVESTMENTS (Cost $139,553,434*)....................  98.90% $147,895,480
OTHER ASSETS & LIABILITIES (NET)..........................   1.10     1,639,685
                                                           ------  ------------
NET ASSETS................................................ 100.00% $149,535,165
                                                           ======  ============

--------
* For federal income tax purposes, the tax basis of investments aggregates $139,592,748.
+ Variable rate demand bonds and notes are payable upon not more than seven business days notice.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FHA--Federal Housing Authority.
MBIA--Municipal Bond Insurance Assoc.
Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 3% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1998, approximately, 28% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Note to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
CALIFORNIA TAX-EXEMPT INCOME FUND

 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           -----------

 TAX-EXEMPT SECURITIES -- 77.68%
 $350,000  Alameda County, California, Transportation Authority,
           Sales Tax Revenue Bonds, (AMBAC),
           4.000%, 11/01/1998.....................................   $   350,934
  125,000  Anaheim, California, Electric Refunding Revenue Bonds,
           (AMBAC), 4.750%, 10/01/2002............................       128,982
  200,000  Antelope Valley, East Kern, California, Water Agency
           Refunding General Obligation Bonds, (AMBAC),
           4.500%, 08/01/2001.....................................       203,520
  200,000  Bakersfield, California, City School District,
           Refunding General Obligation Bonds, (MBIA),
           5.000%, 08/01/2005.....................................       210,256
  135,000  California Educational Facilities Authority, Santa
           Clara University Refunding Revenue Bonds, (MBIA),
           4.900%, 09/01/2006.....................................       141,931
  150,000  California Educational Facilities Authority, Stanford
           University Refunding Revenue Bonds, Series J, 5.900%,
           11/01/2003.............................................       160,129
  150,000  California Educational Facilities Authority, St. Mary's
           College Refunding Revenue Bonds,
           4.800%, 10/01/2002.....................................       154,834
  225,000  California Health Facilities Financing Authority
           Revenue Bonds, Cedars-Sinai Medical Center, Series A,
           (MBIA),
           4.250%, 08/01/2003.....................................       227,452
  200,000  California Industrial Urban Development Agency,
           Refunding Tax Allocation Bonds, (MBIA),
           4.300%, 05/01/2002.....................................       202,008
  275,000  California State Department of Transportation,
           Refunding Certificates of Participation, Series A,
           (MBIA),
           4.400%, 03/01/2004.....................................       278,998
  250,000  California State Department of Water Resources Central
           Valley Project Refunding Revenue Bonds, Series L,
           8.000%, 12/01/2001.....................................       284,960
  375,000  California State Department of Water Resources Central
           Valley Project Refunding Revenue Bonds, Series S,
           4.250%, 12/01/1999.....................................       378,165
  300,000  California State, General Obligation Bonds,
           6.000%, 09/01/2001.....................................       318,282
  230,000  California State, General Obligation Bonds,
           6.700%, 02/01/2004.....................................       260,475

 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $250,000  California State Public Works Board, Lease Refunding
           Revenue Bonds, Department of Corrections , Series D,
           (MBIA),
           4.850%, 09/01/2008.....................................   $   258,887
  300,000  California State Public Works Board, Lease Refunding
           Revenue Bonds, Secretary of State, Series A,
           6.750%, 12/01/2012.....................................       338,535
  300,000  California State University, Institutional Lease
           Refunding Revenue Bonds, (AMBAC),
           5.500%, 06/01/2003.....................................       320,511
  250,000  Central Coast Water Authority, California Refunding
           Revenue Bonds, State Water Project Regional Facilities,
           Series A, (AMBAC),
           4.375%, 10/01/2001.....................................       253,565
  315,000  Central Coast Water Authority, California Refunding
           Revenue Bonds, State Water Project Regional Facilities,
           Series A, (AMBAC),
           6.000%, 10/01/2005.....................................       353,956
  545,000  Chino Basin California Regional Financing Authority
           Revenue Bonds, Municipal Water District Sewer System
           Project, (AMBAC),
           7.000%, 08/01/2005.....................................       643,056
  350,000  Contra Costa, California, Certificates of
           Participation, Capital Projects Program, (AMBAC),
           4.625%, 02/01/2007.....................................       357,623
  550,000  Contra Costa, California, Transportation Authority
           Sales Tax Revenue Bonds, Series A, (FGIC), 6.000%,
           03/01/2007.............................................       619,921
  250,000  Escondido, California, School District, Series A,
           (FGIC),
           5.000%, 09/01/2008.....................................       261,990
  400,000  Fairfield, California, Water Refunding Revenue Bonds,
           (AMBAC),
           4.700%, 04/01/2005.....................................       413,740
  155,000  Fresno, California, Sewer Revenue Bonds, Series A-1,
           (AMBAC),
           4.800%, 09/01/2006.....................................       161,866
  200,000  Los Angeles, California, Convention & Exhibition Center
           Authority, Refunding Certificates of Participation,
           (AMBAC),
           6.600%, 08/15/1999.....................................       207,626
  250,000  Los Angeles, California, Department of Water & Power,
           Electrical Plant Refunding Revenue Bonds, (AMBAC),
           4.600%, 08/15/2006.....................................       252,792

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $305,000  Los Angeles, California, Harbor Department Refunding
           Revenue Bonds, Series C,
           4.875%, 11/01/2002....................................   $   316,389
  250,000  Los Angeles, California, Municipal Improvement
           Corporation, Equipment Real Estate Property,
           Certificates of Participation, (AMBAC),
           4.500%, 12/01/2001....................................       255,410
  150,000  Los Angeles, California, Municipal Improvement
           Corporation, Sanitation Equipment Charge Revenue
           Bonds, Series A, (FSA),
           4.875%, 02/01/2006....................................       155,931
  250,000  Los Angeles, California, Municipal Improvement
           Corporation, Sanitation Equipment Charge Revenue
           Bonds, Series A, (FSA),
           5.000%, 02/01/2001....................................       257,500
  400,000  Los Angeles, California, Municipal Improvement
           Corporation, Sanitation Equipment Charge Revenue
           Bonds, Series B, (AMBAC),
           4.300%, 02/01/2004....................................       401,620
  500,000  Los Angeles, California, School District, Series A ,
           (FGIC),
           4.400%, 07/01/2003....................................       508,885
  225,000  Los Angeles, California, State Building Authority
           Lease Refunding Revenue Bonds, California Department
           of General Services, Series A,
           4.400%, 05/01/1999....................................       226,127
  400,000  Los Angeles, California, State Building Authority
           Lease Refunding Revenue Bonds, California Department
           of General Services, Series A,
           5.600%, 05/01/2004....................................       429,552
  250,000  Los Angeles, California, Wastewater Systems Revenue
           Bonds, Series A, (FGIC),
           6.000%, 02/01/2003....................................       271,532
  200,000  Los Angeles County, California, Public Works Financing
           Authority, Lease Refunding Revenue Bonds, Series A,
           (MBIA),
           6.000%, 09/01/2003....................................       218,588
  300,000  Los Angeles County, California, Public Works Financing
           Authority, Refunding Revenue Bonds, Regional Park &
           Open Space District, Series A,
           5.250%, 10/01/2005....................................       318,699

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $230,000  Los Angeles County, California, SCHS Regionalized
           Business Services Certificates of Participation, Local
           Educational Agencies, Series B, (MBIA),
           4.400%, 07/01/2003....................................   $   234,087
  100,000  Metropolitan Water District of Southern California,
           Refunding General Obligation Bonds, Series A1, 5.000%,
           03/01/2002............................................       103,846
  250,000  Metropolitan Water District of Southern California,
           Waterworks Revenue Bonds, Series A,
           4.250%, 07/01/2003....................................       252,685
  400,000  Metropolitan Water District of Southern California,
           Waterworks Revenue Bonds, Series A,
           7.000%, 07/01/2002....................................       448,600
  200,000  Metropolitan Water District of Southern California,
           Waterworks Revenue Bonds, Series B, (MBIA), 5.250%,
           07/01/2007............................................       215,628
  200,000  Modesto, California, Irrigation District Financing
           Authority, Refunding Revenue Bonds, Series A, (MBIA),
           4.850%, 10/01/2001....................................       206,028
  250,000  Modesto, California, Irrigation District Financing
           Authority, Refunding Revenue Bonds, Series A, (MBIA),
           5.450%, 10/01/2007....................................       271,823
  350,000  MSR Public Power Agency, California, San Juan Project
           Refunding Revenue Bonds, Series F, (AMBAC),
           5.650%, 07/01/2003....................................       376,565
  250,000  Northern California Power Agency, Public Power
           Refunding Revenue Bonds, Geothermal Project, Series A,
           (AMBAC),
           5.500%, 07/01/2005....................................       271,415
  250,000  Northern California Power Agency, Public Power
           Refunding Revenue Bonds, Geothermal Project, Series A,
           (AMBAC),
           5.600%, 07/01/2006....................................       273,808
  250,000  Novato, California, Refunding General Obligation
           Bonds, Series A, (MBIA), 6.250%, 08/01/2007...........       287,758
  175,000  Orange County, California, Local Transportation
           Authority Sales Tax Revenue Bonds, 1st Series,
           5.600%, 02/15/2002....................................       184,814
  300,000  Orange County, California, Local Transportation
           Authority Sales Tax Revenue Bonds, 2nd Series, (FGIC),
           4.700%, 02/15/2005....................................       310,308

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $100,000  Orange County, California, Municipal Water District,
           Water Facilities Corporation, Refunding Certificates
           of Participation, (MBIA),
           4.800%, 07/01/2003....................................   $   103,653
  255,000  Sacramento, California, City Financing Authority Lease
           Refunding Revenue Bonds, Series A, (AMBAC),
           5.050%, 11/01/2006....................................       270,099
  250,000  Sacramento, California, Municipal Utilities District
           Electric Refunding Revenue Bonds, Series Z, (FGIC),
           6.000%, 07/01/2001....................................       265,628
  200,000  Sacramento County, California, Public Facilities
           Project, Refunding Certificates of Participation,
           (MBIA),
           4.700%, 02/01/2003....................................       205,910
  250,000  Sacramento County, California, Public Facilities
           Project, Refunding Certificates of Participation,
           (MBIA),
           4.875%, 02/01/2005....................................       261,055
  400,000  Sacramento County, California, Sanitation District
           Financing Authority Revenue Bonds,
           5.500%, 12/01/2005....................................       434,580
  300,000  San Bernardino County, California, Certificates of
           Participation, Medical Center Financing Project,
           (MBIA), 5.500%, 08/01/2007............................       325,734
  255,000  San Bernardino County, California, Transportation
           Authority Sales Tax Refunding Revenue Bonds, Series A,
           (MBIA),
           4.625%, 03/01/2005....................................       262,443
  315,000  San Bernardino County, California, Transportation
           Authority Sales Tax Refunding Revenue Bonds, Series A,
           (MBIA),
           5.000%, 03/01/2000....................................       321,738
  200,000  San Bernardino County, California, Transportation
           Authority Sales Tax Revenue Bonds, Series A, (FSA),
           4.500%, 03/01/2006....................................       203,730
  175,000  San Diego, California, Open Space Park Facilities
           District, Refunding General Obligation Revenue Bonds,
           5.500%, 01/01/2004....................................       188,633
  300,000  San Diego, California, Public Facilities Financing
           Authority, Sewer Revenue Bonds, Series B, (FGIC),
           5.000%, 05/15/2008....................................       315,312
  250,000  San Diego, California, Public Safety Communications
           Project, General Obligation Bonds,
           6.500%, 07/15/2008....................................       292,598

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $215,000  San Diego, California, Regional Transportation
           Communication, Sales Tax Revenue Bonds, 2nd Series,
           Series A, (FGIC),
           6.250%, 04/01/2003....................................   $   236,625
  150,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Refunding Revenue Bonds, 2nd
           Series, Series A, (FGIC),
           5.250%, 04/01/2006....................................       160,925
  200,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Refunding Revenue Bonds, 2nd
           Series, Series A, (FGIC),
           5.500%, 04/01/2004....................................       215,532
  300,000  San Diego County, California, Regional Transportation
           Communication, Sales Tax Revenue Bonds, 2nd Series,
           Series A, (FGIC),
           5.000%, 04/01/1999....................................       304,029
  325,000  San Francisco, California, City & County Public
           Utilities Communication, Water Refunding Revenue
           Bonds, Series A,
           6.500%, 11/01/2004....................................       368,189
  680,000  San Francisco, California, City & County Refunding
           Bonds, Series 1, (FGIC),
           4.500%, 06/15/2005....................................       695,932
  225,000  San Francisco, California, City & County School
           District Facilities Improvements Project, Series C,
           (FGIC),
           6.000%, 06/15/1999....................................       231,086
  200,000  San Francisco, California, State Building Authority
           Lease Revenue Bonds, San Francisco Civic Center
           Complex, Series A, (AMBAC),
           4.125%, 12/01/2000....................................       201,498
  100,000  San Jose, California, Airport Refunding Revenue Bonds,
           (FGIC),
           5.500%, 03/01/2002....................................       105,496
  200,000  San Jose, California, Redevelopment Agency, Tax
           Allocation Bonds, Merged Area Redevelopment Project,
           (MBIA),
           4.750%, 08/01/2003....................................       206,838
  325,000  San Jose, California, Redevelopment Agency, Tax
           Allocation Bonds, Merged Area Redevelopment Project,
           (MBIA),
           5.375%, 08/01/2004....................................       349,300
  250,000  San Jose, California, Santa Clara County School
           District, Series A, (FGIC),
           4.400%, 08/01/2005....................................       253,588

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)

 PRINCIPAL                                                              VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                           -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $300,000  San Mateo County, California, JT Powers Authority Lease
           Revenue Bonds, San Mateo Community Health Care Center,
           Series A, (FSA),
           5.600%, 07/15/2004.....................................   $   325,050
  500,000  San Mateo County, California, Transportation Authority,
           Series A, (MBIA),
           4.200%, 06/01/2004.....................................       503,220
  150,000  Santa Barbara County, California, Local Transportation
           Authority, Sales Tax Revenue Bonds, (FGIC),
           4.900%, 04/01/2006.....................................       156,932
  300,000  Santa Clara County, California, Certificates of
           Participation, Technology Projects, Series A,
           5.000%, 05/15/2000.....................................       305,910
  100,000  Santa Clara County, California, Financing Authority
           Refunding Lease Revenue Bonds, Series A, (AMBAC),
           4.200%, 11/15/2002.....................................       100,959
  175,000  Santa Clara County, California, Financing Authority
           Refunding Lease Revenue Bonds, Series A, (AMBAC),
           4.300%, 11/15/2003.....................................       177,438
  285,000  Santa Clara County, California, Refunding Certificates
           of Participation, Capital Project I, (AMBAC)
           6.200%, 10/01/2000.....................................       300,957
  500,000  Santa Clara County, California, Transportation District
           Sales Tax Refunding Revenue Bonds, Series A,
           4.500%, 06/01/2006.....................................       507,830
  300,000  Southern California Public Power Authority, Refunding
           Revenue Bonds, Palo Verde Project, Series A, (AMBAC),
           4.000%, 07/01/1998.....................................       300,369
  200,000  Southern California Public Power Authority, Refunding
           Revenue Bonds, Palo Verde Project, Series A, (AMBAC),
           5.500%, 07/01/2004.....................................       215,630
  300,000  University of California, Refunding Revenue Bonds,
           Multiple Purpose Projects, Series A, (MBIA),
           6.100%, 09/01/2000.....................................       315,636
  150,000  University of California, Refunding Revenue Bonds,
           Series C, (AMBAC),
           4.600%, 09/01/2005.....................................       154,074
  250,000  West & Central Basin Financing Authority, California
           Refunding Revenue Bonds, (AMBAC),
           5.500%, 08/01/2001.....................................       261,738

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- (CONTINUED)
 $250,000  West Basin, California, Municipal Water District,
           Revenue Certificates of Participation, Series A,
           (AMBAC),
           3.875%, 08/01/2002....................................   $   249,003
  100,000  West Basin, California, Municipal Water District,
           Revenue Certificates of Participation, Series A,
           (AMBAC),
           4.000%, 08/01/2000....................................       100,394
                                                                    -----------
                                                                     25,297,883
                                                                    -----------
 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS -- 14.88%
  350,000  Alameda County, California, Correctional Facility
           Improvements Certificates of Participation, (MBIA),
           7.250%, 06/01/2013 (Prerefunded 12/01/2000)...........       385,900
  700,000  California Health Facilities Financing Authority
           Revenue Bonds, (AMBAC),
           7.625%, 10/01/2015 (Prerefunded 10/01/1998)...........       727,790
  200,000  California State Public Works Board, Lease Refunding
           Revenue Bonds, Various California University Projects,
           Series A,
           6.400%, 12/01/2016 (Prerefunded 12/01/2002)...........       222,834
  260,000  California State Public Works Board, Lease Refunding
           Revenue Bonds, Various California State University
           Projects, Series A,
           6.625%, 10/01/2010 (Prerefunded 10/01/2002)...........       291,236
  200,000  California State Public Works Board, Lease Revenue
           Bonds, Various University of California Projects,
           Series A,
           6.600%, 12/01/2022 (Prerefunded 12/01/2002)...........       224,428
  250,000  Cupertino, California, Certificates of Participation,
           Open Space Acquisition Project,
           7.125%, 04/01/2016 (Prerefunded 04/01/2001)...........       278,698
  250,000  East Bay, California, Municipal Utilities District
           Wastewater Treatment System Revenue Bonds, (AMBAC),
           6.375%, 06/01/2021 (Prerefunded 12/01/2001)...........       274,418
  330,000  Los Angeles, California, Community Redevelopment
           Agency, Refunding Tax Allocation, North Hollywood,
           Series C, (MBIA),
           7.000%, 07/01/2005 (Prerefunded 07/01/1999)...........       349,714

                       See Notes to Financial Statements

EXCELSIOR TAX-EXEMPT FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1998
CALIFORNIA TAX-EXEMPT INCOME FUND -- (CONTINUED)

 PRINCIPAL                                                             VALUE
  AMOUNT                                                             (NOTE 1)
 ---------                                                          -----------

 TAX-EXEMPT SECURITIES -- ESCROWED IN U.S. GOVERNMENTS --
  (CONTINUED)
 $125,000  Los Angeles, California, Harbor Department Revenue
           Bonds, Series A, 6.500%, 08/01/2025
           (Prerefunded 08/01/02)................................   $   138,994
  225,000  Los Angeles, California, Wastewater Systems Revenue
           Bonds, Series D, (MBIA),
           6.700%, 12/01/2021 (Prerefunded 12/01/2000)...........       244,973
  175,000  Los Angeles County, California, Transportation
           Communications Sales Tax Revenue Bonds, Series A,
           6.750%, 07/01/2019 (Prerefunded 07/01/2002)...........       195,997
  390,000  Los Angeles County, California, Transportation
           Communications Sales Tax Revenue Bonds, Series A,
           6.750%, 07/01/2020 (Prerefunded 07/01/2001)...........       429,460
  300,000  Madera, California, Sewer Improvements, Certificates
           of Participation,
           7.375%, 05/01/2020 (Prerefunded 05/01/1999)...........       317,538
  460,000  San Bernardino County, California, School Health Care
           System Revenue Bonds, Sisters of Charity, Series A,
           7.000%, 07/01/2021 (Prerefunded 07/01/2001)...........       509,864
  235,000  Southern California Public Power Authority, Power
           Project Revenue Bonds,
           7.000%, 07/01/2009 (Prerefunded 07/01/2000)...........       254,890
                                                                    -----------
                                                                      4,846,734
                                                                    -----------

                                                                        VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                           -----------
 OTHER INVESTMENTS -- 6.08%
 1,086,403 Federated California Money Fund........................   $ 1,086,403
   893,429 Provident California Money Fund........................       893,429
                                                                     -----------
                                                                       1,979,832
                                                                     -----------

TOTAL INVESTMENTS (Cost $31,443,717*)......................  98.64% $32,124,449
OTHER ASSETS & LIABILITIES (NET)...........................   1.36      441,366
                                                            ------  -----------
NET ASSETS................................................. 100.00% $32,565,815
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
AMBAC--American Municipal Bond Assurance Corp.
FGIC--Financial Guaranty Insurance Corp.
FSA--Financial Security Assurance
MBIA--Municipal Bond Insurance Assoc.

Note:
 These municipal securities meet the three highest ratings assigned by Moody's Investors Services, Inc. or Standard and Poor's Corporation or, where not rated, are determined by the Investment Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

 At March 31, 1998, approximately, 15% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, which the Fund relies on. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

 At March 31, 1998, approximately, 99% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

                       See Notes to Financial Statements

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Tax-Exempt Fund currently offers shares in six managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for Excelsior Funds, Inc. ("Excelsior Fund") are presented separately.

  With regard to Tax-Exempt Money Fund, it is Excelsior Tax-Exempt Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. The Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Fund will not vary.

  (A) PORTFOLIO VALUATION:

    Tax-Exempt Money Fund: Securities are valued at amortized cost, which has been determined by Excelsior Tax-Exempt Fund's Board of Directors to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

    Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund: Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the "Service"). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund's Board of Directors.

    The net asset value of the shares in Short-Term Tax-Exempt Securities Fund, Intermediate- Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund will fluctuate as the market values of their portfolio securities change in response to changing market rates of interest and other factors.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Tax-Exempt Money Fund: Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (D) FEDERAL TAXES:

    It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1998, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains as follows:

                                         EXPIRATION DATE MARCH 31,
                            ---------------------------------------------------
                             2001    2002     2003     2005    2006     TOTAL
                            ------- ------- --------- ------- ------- ---------
   Tax-Exempt Money Fund... $18,000 $31,000 $     --  $51,000 $35,000 $ 135,000
   Short-Term Tax-Exempt
    Securities Fund........     --      --    563,000     --      --    563,000
   Intermediate-Term Tax-
    Exempt Fund............     --      --  1,708,000     --      --  1,708,000
   New York Intermediate-
    Term Tax-Exempt Fund...     --      --    284,000     --      --    284,000

    To the extent that such carryforwards are utilized, no capital gains distributions will be made. During the year ended March 31, 1998, Short-Term Tax-Exempt Securities Fund, Intermediate-

  Term Tax-Exempt Fund, and New York Intermediate-Term Tax-Exempt Fund utilized capital loss carryforwards for Federal Tax purposes totaling approximately $74,000, $3,135,000, and $1,166,000, respectively.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. Tax-Exempt Money Fund incurred, and elected to defer, net capital losses of approximately $2,000 for the year ended March 31, 1998.

    At March 31, 1998, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                      TAX BASIS     TAX BASIS    NET UNREALIZED
                                      UNREALIZED    UNREALIZED    APPRECIATION
                                     APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                     ------------ -------------- --------------
   Short-Term Tax-Exempt Securities
    Fund...........................  $   389,489    $ (23,693)    $   365,796
   Intermediate-Term Tax-Exempt
    Fund...........................   13,229,551      (36,980)     13,192,571
   New York Intermediate-Term Tax-
    Exempt Fund....................    4,450,864          --        4,450,864
   Long-Term Tax-Exempt Fund.......    8,424,405     (121,673)      8,302,732
   California Tax-Exempt Income
    Fund...........................      682,204       (1,472)        680,732

  (E) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust") serve as the investment advisers to the Portfolios. U.S. Trust has delegated the daily management of the security holdings of the California Tax-Exempt Income Fund to U.S. Trust Company of California (the "Sub-Adviser"). For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of .25% of the average daily net assets of Tax-Exempt Money Fund, .30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, .35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and .50% of the average daily net assets of each of New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. The Sub-Adviser is compensated only by U.S. Trust and receives no fee directly from California Tax-Exempt Income Fund. Prior to May 16, 1997, U.S. Trust NY served as the Portfolios' investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect for the Portfolios. U.S. Trust NY and U.S. Trust CT are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

  U.S. Trust CT, Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The
Chase Manhattan Bank, and Federated Administrative Services ("FAS") (collectively, the "Administrators") provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Fund, and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: .200% of the first $200 million, .175% of the next $200 million, and
 .150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to May 16, 1997, U.S. Trust NY, CGFSC and FAS served as the Portfolio's administrators pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. For the year ended March 31, 1998, administration fees charged by U.S. Trust were as follows:

Tax-Exempt Money Fund................................................. $336,650
Short-Term Tax-Exempt Securities Fund.................................   11,608
Intermediate-Term Tax-Exempt Fund.....................................   71,119
New York Intermediate-Term Tax-Exempt Fund............................   33,130
Long-Term Tax-Exempt Fund.............................................   36,209
California Tax-Exempt Income Fund.....................................    7,443

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Short-Term Tax-Exempt Securities Fund to maintain an annual expense ratio of not more than .60%. For the year ended March 31, 1998, no fees were waived or expenses reimbursed pursuant to this voluntary limitation. In addition, U.S. Trust has voluntarily agreed to temporarily waive fees and reimburse expenses necessary for the California Tax-Exempt Income Fund to maintain an annual expense ratio of not more than .50%. For the year ended March 31, 1998, U.S. Trust waived investment advisory fees totaling $38,085 for California Tax-Exempt Income Fund. In addition U.S. Trust reimbursed expenses totaling $63,053 for California Tax-Exempt Income Fund.

  Excelsior Tax-Exempt Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative service fees paid to affiliates of U.S. Trust amounted to $986,318, for the year ended March 31, 1998. Until further notice to Excelsior Tax-Exempt Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable (including fees paid to affiliates of U.S. Trust) by such Portfolio. For the year ended March 31, 1998, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
Tax-Exempt Money Fund.................................  $627,413      $  --
Short-Term Tax-Exempt Securities Fund.................    24,358         104
Intermediate-Term Tax-Exempt Fund.....................   133,635         674
New York Intermediate-Term Tax-Exempt Fund............    33,485          34
Long-Term Tax-Exempt Fund.............................    89,459       4,549
California Tax-Exempt Income Fund.....................    91,274         --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Tax-Exempt Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES

  For the year ended March 31, 1998, purchases and sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

                                                        PURCHASES      SALES
                                                       ------------ -----------
Short-Term Tax-Exempt Securities Fund................. $ 24,726,596 $22,828,704
Intermediate-Term Tax-Exempt Fund.....................  103,714,200  71,801,200
New York Intermediate-Term Tax-Exempt Fund............   79,362,318  51,787,932
Long-Term Tax-Exempt Fund.............................  131,776,635  86,184,830
California Tax-Exempt Income Fund.....................   20,169,616   3,421,968

4. COMMON STOCK:

  Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, 10.5 billion of which is currently classified to represent interests in one of six separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 1,500 million shares of Tax-Exempt Money Fund and 500 million shares each of Short-Term Tax-Exempt Securities Fund, Intermediate-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund and California Tax-Exempt Income Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund's Board of Directors. Since Tax-Exempt Money Fund has sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amount shown below for such transactions.

                                                    TAX-EXEMPT MONEY FUND
                                               --------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                  03/31/98         03/31/97
                                               ---------------  ---------------
Sold.......................................... $ 4,454,235,468  $ 3,573,643,154
Issued as reinvestment of dividends...........       1,926,989        1,323,711
Redeemed......................................  (4,129,293,577)  (3,471,948,696)
                                               ---------------  ---------------
Net Increase.................................. $   326,868,880  $   103,018,169
                                               ===============  ===============

                                SHORT-TERM TAX-EXEMPT SECURITIES FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/98                  03/31/97
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  2,733,984  $ 19,392,724   2,617,630  $ 18,422,170
Issued as reinvestment of
 dividends................     17,281       122,405      15,976       112,475
Redeemed.................. (2,634,790)  (18,672,017) (2,891,228)  (20,348,424)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)...    116,475  $    843,112    (257,622) $ (1,813,779)
                           ==========  ============  ==========  ============
                                  INTERMEDIATE-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/98                  03/31/97
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  6,372,050  $ 59,944,634   5,916,061  $ 53,851,557
Issued as reinvestment of
 dividends................     64,384       602,980      69,565       635,343
Redeemed.................. (4,644,039)  (43,387,232) (7,163,758)  (65,269,781)
                           ----------  ------------  ----------  ------------
Net Increase (Decrease)...  1,792,395  $ 17,160,382  (1,178,132) $(10,782,881)
                           ==========  ============  ==========  ============
                             NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/98                  03/31/97
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  6,677,428  $ 57,944,807   2,768,339  $ 23,489,127
Issued as reinvestment of
 dividends................     40,167       348,885      24,174       204,804
Redeemed.................. (3,883,837)  (33,687,486) (2,104,494)  (17,736,590)
                           ----------  ------------  ----------  ------------
Net Increase..............  2,833,758  $ 24,606,206     688,019  $  5,957,341
                           ==========  ============  ==========  ============
                                      LONG-TERM TAX-EXEMPT FUND
                           --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                                  03/31/98                  03/31/97
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold......................  6,182,806  $ 61,622,593   4,928,889  $ 46,839,960
Issued as reinvestment of
 dividends................     83,665       833,374      56,726       542,894
Redeemed.................. (2,807,996)  (27,800,219) (3,093,327)  (29,594,558)
                           ----------  ------------  ----------  ------------
Net Increase..............  3,458,475  $ 34,655,748   1,892,288  $ 17,788,296
                           ==========  ============  ==========  ============

                                   CALIFORNIA TAX-EXEMPT INCOME FUND
                              -----------------------------------------------
                                    YEAR ENDED
                                     03/31/98           10/01/96*-03/31/97
                              -----------------------  ----------------------
                                SHARES      AMOUNT      SHARES      AMOUNT
                              ----------  -----------  ---------  -----------
Sold.........................  3,835,056  $27,133,029  2,037,537  $14,268,915
Issued as reinvestment of
 dividends...................        759        5,420         73          508
Redeemed..................... (1,206,002)  (8,604,896)  (132,710)    (931,434)
                              ----------  -----------  ---------  -----------
Net Increase.................  2,629,813  $18,533,553  1,904,900  $13,337,989
                              ==========  ===========  =========  ===========

--------
* Commencement of operations

5. ORGANIZATION COSTS:

  Excelsior Tax-Exempt Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. LINE OF CREDIT:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 2% per year. In addition a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 1998, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Tax-Exempt Money, Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt, New York Intermediate-Term Tax-Exempt, Long-Term Tax-Exempt and the California Tax-Exempt Income Portfolios (the six portfolios constituting the Excelsior Tax-Exempt Funds, Inc. (the "Fund")) as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Tax-Exempt Funds, Inc. at March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
May 8, 1998

                      FEDERAL TAX INFORMATION (UNAUDITED):
  For the year ended March 31, 1998, the percentage of exempt interest dividends paid and the designation of long-term capital gain are approximated as follows:

                                                          28%          20%
                                        EXEMPT         LONG-TERM    LONG-TERM
                                  INTEREST DIVIDENDS  CAPITAL GAIN CAPITAL GAIN
                                  ------------------- ------------ ------------
Tax-Exempt Money Fund...........         100%                --           --
Short-Term Tax-Exempt Securities
 Fund...........................         100%                --           --
Intermediate-Term Tax-Exempt
 Fund...........................         100%                --           --
New York Intermediate-Term Tax-
 Exempt Fund....................         100%                --           --
Long-Term Tax-Exempt Fund.......          99%           $544,000     $220,000
California Tax-Exempt Income
 Fund...........................         100%                --           --

USTTEA398